                                   [LOGO] BNY


                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing the Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

For much of the year, economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism overrode these positive signs. Corporate managements lost credibility, and investors lost confidence in the equity market. This drove a selloff that cut across virtually every market sector. While losses were widespread, more defensive value stocks posted smaller losses than their higher-growth counterparts. Investors increasingly turned toward the safer havens of money funds and Treasury and other government debt. This trend continued through the third quarter.

In the fourth quarter, however, the markets staged somewhat of a reversal. Technology and telecommunications stocks, which had been some of the most-battered issues, rallied for much of the quarter. Lower-quality, highly leveraged names did well in this period, while high-quality defensive stocks lagged behind. By year's end, however, this rally appeared to lose steam as concerns about the prospects for war with Iraq grew. For 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -22.10%.

Through all of this the economy continued to expand at a moderate pace, but mostly because of demand from consumers. Despite employment data that were at times disconcerting, consumer spending remained at reasonably strong levels. Tax cuts helped to give individuals a little more money in their pockets. Most of the spending appeared to be fueled by mortgage refinancings, however, as homeowners took advantage of record-low interest rates to shave hundreds of dollars off their monthly home payments.

Corporate capital spending did not, however, follow the consumer's lead. Although there were occasional signs that companies might start to open their wallets, in the end capital spending remained at depressed levels. Overall economic uncertainty, exacerbated by the risk of war in the Middle East, encouraged companies to keep a tight lid on their expenditures.

International markets also struggled for the most part over the year. The concerns that drove market weakness in the U.S.--sluggish recovery, questionable corporate accounting practices, and the rising possibility of war in the Middle East--spilled over to the rest of the globe.

European markets suffered serious losses, particularly in the insurance, media, and technology sectors. Sectors with more defensive characteristics, such as consumer staples and energy, outperformed. Asia outside of Japan was strong, while Japan itself remained mired in the difficulties that have plagued it for years. Thus far, hopes that Prime Minister Koizumi would be able to spark a recovery there have not been realized.

After years of relative strength, the dollar lost ground against the euro, yen, and pound, enhancing the returns of U.S.-based investors in foreign markets. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -15.66%.

On the fixed-income front, the Federal Reserve kept interest rates steady at their very low levels for most of the year. As signs pointed toward revived economic growth early in the year, intermediate- and longer-term interest rates rose as investors anticipated that the Federal Reserve would step in to raise short-term rates. Economic growth slowed, however, and the Federal Reserve stayed on the sidelines. This caused rates to fall significantly during the second quarter.

Federal Reserve policy remained steady for most of the remainder of the year. As the economy remained in the doldrums and capital spending failed to reignite, however, the Federal Reserve surprised many by cutting rates by 50 basis points in November. This brought the federal funds target rate down to 1.25%. At that point, the Federal Reserve announced that it viewed the risks of inflation as being balanced by those of a faltering economy. This neutral stance suggests that the Federal Reserve will need to see clear signs of solid economic growth or emerging inflationary pressures before it will consider raising rates--a prospect that is almost certainly some months away.

Treasurys and other government-issued bonds were the most popular for most of the year. Investors worn down by losses and volatility in the equity markets were strongly attracted by the safety and liquidity of these high-quality securities. Corporate bonds underperformed, however, hurt by many of the same factors that weighed on stocks. On the whole, higher-rated corporates performed better than lower-quality issues.

As with the equity markets, though, the fourth quarter offered a change in direction. Corporate bonds outperformed their government counterparts as investors appeared willing to take on a bit of additional risk in an effort to profit from potential economic improvement. This period of outperformance, however, was not sufficient to offset corporate bonds' weakness for the bulk of the year.

In our view, there continue to be important positive developments in key economic trends. While the threat of war with Iraq casts considerable uncertainty on the markets and the economy, we believe that an upturn in corporate profits is on the horizon. While investors have endured considerable pain in the past year, it's essential to remember that difficult times like these can create very attractive buying opportunities for those willing to focus on long-term fundamentals during periods of negative investor psychology. As the situation with regard to Iraq comes to resolution--whether with a war or, hopefully, without--a significant cloud should be lifted off the equity markets.

Improvement in corporate earnings was elusive for much of the year, but we are now seeing some signs of meaningful growth. Evidence of an upturn in capital spending is building as well. Continued improvement on both fronts suggests that growth in payrolls will follow. This is the key to the economy making a successful transition in 2003 from last year's recovery to an ongoing, self-sustaining expansion. Increased conviction in the outlook for growth and profitability, in our view, will go a long way toward restoring investors' confidence in the financial markets.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon

Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  Of  Contents

Questions & Answers.............................................. Page   5

BNY Hamilton Money Fund
 Schedule of Investments.........................................       13
 Statement of Assets and Liabilities.............................       21
 Statement of Operations.........................................       21
 Statements of Changes in Net Assets.............................       22
 Financial Highlights............................................       23

BNY Hamilton Treasury Money Fund
 Schedule of Investments.........................................       26
 Statement of Assets and Liabilities.............................       28
 Statement of Operations.........................................       28
 Statements of Changes in Net Assets.............................       29
 Financial Highlights............................................       30

BNY Hamilton New York Tax-Exempt Money Fund
 Schedule of Investments......................................... Page  33
 Statement of Assets and Liabilities.............................       40
 Statement of Operations.........................................       40
 Statement of Changes in Net Assets..............................       41
 Financial Highlights............................................       42

BNY Hamilton Enhanced Income Fund
 Schedule of Investments.........................................       45
 Statement of Assets and Liabilities.............................       50
 Statement of Operations.........................................       50
 Statement of Changes in Net Assets..............................       51
 Financial Highlights............................................       52

Notes to Financial Statements....................................       54

Report of Ernst & Young, LLP Independent Auditors................       62
Directors and Officers...........................................       63

BNY Hamilton Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced the money markets during 2002?
A. Throughout most of the year, the Federal Reserve was patient and cautious, watching to see if its aggressive 475 basis point easing of the target federal funds rate during 2001 was the correct magnitude to re-stimulate the US economy. In November 2002, the Fed responded to increasingly negative economic news by lowering rates an additional 50 basis points, to 1.25%, where it closed out the year. Money market yields reflected this low rate environment, as investors continued to focus on the short end of the yield curve as a safe haven in turbulent times.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the Fund posted a total return of 1.66%, Premier Shares returned 1.40%, and Classic Shares returned 1.15% for the year ended December 31, 2002./1/ The seven-day current and the 30-day effective yields for the year ended December 31, 2002 were 1.21% and 1.22%, respectively for the Hamilton Shares; 0.96% and 0.97% for Premier Shares; and 0.71% and 0.72% for Classic Shares./2/

   As of December 31, 2002, the Fund had a total asset size of more that $6.5 billion, slightly less than at the beginning of the year.

Q. What accounted for the Fund's performance?
A. The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. For this reason, we invest in a variety of instrument types in various sectors over the short-term yield curve, while at the same time providing a significant overnight base of liquidity and a steady steam of maturities.

   We are extremely focused on the quality of our investments. The Fund has earned both a AAAm rating from Standard & Poor's Corporation and a Aaa rating from Moody's Investor Services. These ratings indicate that the Fund's safety is excellent, and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained broadly diversified, with exposure to various fixed- and variable-rate money market securities. These included commercial paper (34%), bank time deposits and Certificates of Deposit (22%), repurchase agreements (22%), U.S. government and agency securities (20%) and corporate debt (2%). As of December 31, 2002, the Fund's weighted average maturity
   (WAM) was 47 days.

Q. What is your strategic outlook for the year ahead?
A. We believe that we are at, or very close to, the end of the Fed's recent easing cycle. With the target federal funds rate currently at 1.25%, the Fed has very little downward maneuverability. Should more economic stimulus be required, the focus is likely to be on fiscal, rather than monetary, policy.

   Given ongoing concerns over corporate profits and the economy, and the volatile situation in Iraq and North Korea, there remains a great deal of uncertainty weighing on the market. These events will have to play out to some degree before a more positive economic tone is evidenced. With that in mind, we foresee an increase in the short-term rate environment towards the later half of 2003.

* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

BNY Hamilton Treasury Money Fund*

An Interview With Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced Treasury securities in 2002?
A. Given the aggressive 2001 Federal Reserve rate cuts, yields on short-dated U.S. Treasury securities opened in 2002 at unprecedented low levels. The yield on the six-month Treasury bill, which had been at 5.70% on January 1, 2001, was 1.83% on January 1, 2002.

   Treasury securities yields pushed higher during the first quarter in response to a string of positive economic news, but this was short lived. As geopolitical uncertainty grew and the economy failed to show signs of a sustainable recovery, yields began to slide even lower. Yields on the six-month Treasury bill, which reached a high of 2.13% in March, ended the year at 1.21%.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the Fund posted a total return of 1.54%, Premier Shares returned 1.29%, and Classic Shares returned 1.03% for the year ended December 31, 2002/1/. The seven-day current and the 30-day effective yields for the year ended December 31, 2002 were 1.12% and 1.14%, respectively for Hamilton Shares; 0.87% and 0.89% for Premier Shares; and 0.62% and 0.64% for Classic Shares./2/

   During this period, the Fund's assets grew significantly, increasing by more than $530 million, or 34%, to $2.1 billion.

Q. What are your goals in managing the Fund?
A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by U. S. Treasury obligations.

   Our emphasis on quality has earned the Fund a AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These ratings signify that the Fund's safety is excellent, and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained weighted toward liquidity, with overnight U.S. Treasury-backed repurchase agreements representing 49% of the Fund, U.S. Treasury Bills equaling 41% of assets, and U.S. Treasury Notes reflecting the remaining 10%. We lengthened the Fund's weighted average maturity (WAM) over the twelve-month period to reflect the change in the market environment. The Fund's WAM started the year at 39 days, but had moved to 45 days by December 31, 2002.

Q. What is your strategic outlook going forward?
A. U.S. Treasury securities continue to be the safe haven in uncertain times and given the current international environment rates could be very sensitive to geopolitical situations. Assuming however no major problems, we would believe that, as the economy starts to rebound, we would see an increase in the short-term Treasury rates towards the later half of 2003. We will continue to manage the Fund to provide liquidity, security and an attractive relative yield while adapting to the changing environment.



* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

BNY Hamilton New York Tax-Exempt Money Fund*

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for short-term New York municipals during 2002?

A. Several negative factors characterized the year. These included geopolitical unrest and uncertainty, declining corporate profitability, and an ongoing recessionary economic environment that lasted throughout 2002. This period of heightened uncertainty caused many investors to seek the relative safety of bonds and money market funds, including this one. Both taxable and tax-free funds set record high asset inflows in November 2002. For the year, tax-free and municipal assets grew by about 7%.

   As investors flocked to the relative safety of money market funds, it became harder to find high-quality longer-term paper. This was particularly true in the fourth quarter, when the Federal Reserve cut the federal funds target rate by 50 basis points, bringing it down to 1.25%.

Q. Given this context, how did the Fund perform?

A. For the period from the Fund's inception through December 31, 2002, Hamilton Shares of the Fund (3/28/02 inception date) posted a total return of 0.98%, Premier Shares (2/25/02 inception date) returned 0.88%, and Classic Shares (4/1/02 inception date) returned 0.59%.1 The Fund's seven-day current and 30-day effective yields as of December 31 were 1.21% and 0.90%, respectively, for the Hamilton Shares; 0.96% and 0.65% for the Premier Shares; and 0.71% and 0.40% for the Classic Shares2.

   During its first year of operation, the Fund's asset base grew to $138 million.

Q. What strategies accounted for the Fund's performance during this period?

A. The Fund's generally good performance can be attributed to our implementation of a "barbell" approach in the first half of the year. To benefit from the steep yield curve that took shape in early April, we purchased nine-month and one-year pre-refunded bonds. This added to performance, as yields went up significantly as maturity lengthened. As the yield curve flattened--that is, the difference between short-term and longer-term yields decreased--investors benefited from capital appreciation on the longer-term securities purchased earlier. The lack of supply of high-quality longer-term paper in the fourth quarter, caused the Fund's average maturity to decline from 35 days to 30 days.

   To mitigate volatility, we manage the Fund's interest-rate risk by limiting it to a 60-day maximum maturity. The Fund's current 30-day average maturity exposes it to an even lower level of interest-rate risk. To help protect the Fund from credit-quality deterioration, we invest a significant portion of assets in securities that are either pre-refunded (i.e., escrowed to maturity), insured, or backed by standby letters of credit.

Q. Which of the Fund's holdings were the best performers?

A. By far, the Fund's best performers were longer-term pre-refunded and insured bonds purchased early in the year.

Q. What is your strategic outlook going forward?

A. We believe that the Federal Reserve will continue to nurture the fragile economy in 2003, and will stand pat until it sees strong signs of a recovery. The uncertainty of geopolitical risk, notably in Iraq and North Korea, leads us to believe that the Federal Reserve will leave interest rates unchanged during the first half of the year.

   We are hopeful that the stimulus package proposed by the Bush administration will pave the way toward growth and recovery in the second half of the year.



* An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternate minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.
1 Total return figures include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
2  Yields will fluctuate with changes in market conditions.

BNY Hamilton Enhanced Income Fund*

An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q. What factors influenced the short-term bond market during 2002?

A. From the Fund's inception on May 1, 2002 through June, the slope of the yield curve was steep for bonds with maturities in the range in which we invest this Fund. Over the summer, the yield curve for bonds with maturities between six months and three years flattened, resulting in relatively little increase in yield for longer-maturity issues. Volatility in short-term rates accelerated again in the third quarter, reflecting uncertainty regarding the direction of the target federal funds rate. The Federal Reserve ultimately did act in November, cutting rates by 50 basis points.

   Credit spreads--that is, the difference between yields of higher-quality and lower-rated bonds--moved in a trend that was the opposite to the changes in the yield curve. Over the summer, credit spreads were very volatile and quite wide, with the difference in yield going as high as 48 basis points. In the fall, credit spreads moved in a more consistent manner, narrowing to just 31 basis points by the end of the year.

Q. Given this context, how did the Fund perform?

A. For the period from the Fund's inception (May 1, 2002) through December 31, 2002, the Fund posted a total return of 1.63% for Institutional Class Shares and 1.43% for Investor Class Shares. As of December 31, 2002, the Fund had a 30-day effective yield of 2.24%, and a daily yield of 2.32% for Institutional Shares; and a 30-day yield of 1.98% and a daily yield of 2.02% for Investor Shares. For the same period, the 3-month LIBOR provided a total return of 1.25%, a 30-day effective yield of 1.40%, and a daily yield of 1.38%./1/

Q. What factors accounted for the Fund's performance during the period?

A. While the Fund's duration (level of interest-rate sensitivity) can range between three and 13 months, in 2002 we kept it in a range between about nine and 11 months. This helped us to manage volatility during the period.

   This is not a money market fund. We seek to generate returns in excess of those offered by traditional money market investments, while also emphasizing preservation of capital and liquidity. By keeping the Fund's duration longer than that of a typical money market fund, we were able to produce higher yields for investors.

   In the past six months, the portfolio has tripled in size. This fast growth has somewhat constrained the yield and price appreciation experienced by the Fund's holdings.

Q. Which of the Fund's holdings were the strongest performers?/2 /
A. During the later months of the year, our holdings among Treasury securities provided the greatest degree of price appreciation. Our asset-backed securities contributed the highest degree of income to the Fund's return.

Q. What is your strategic outlook going forward?

A. We believe that we are entering a long period in which interest rates will not move up significantly. However, we expect that rates will fluctuate quite a bit--moving both up and down--in coming months. In this environment, we plan to keep the Fund's duration at about nine months (0.75 years), a positioning that should allow the Fund to benefit from the steep yield curve that lies just outside of the shorter money-market maturity range. This stance should also help to dampen volatility in the Fund's net asset value.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................    0.00%         0.00%
              Since Inception (5/1/02)    1.63%         1.63%

                                    [CHART]


                Enhanced Income Fund    U.S. Dollar 3-Month LIBOR Constant
                --------------------    ----------------------------------
  5/1/2002            $10,000                         $10,000
 6/30/2002             10,045                          10,016
 9/30/2002             10,105                          10,063
12/31/2002             10,163                          10,107




* BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.
1 The 3-month Libor (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month instrument. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.
2 Portfolio composition, average maturity schedule, average duration, and largest holdings subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2002

 Principal
  Amount                                                Value
-----------                                          -----------
            Commercial Paper--34.1%
            Agricultural Services--0.9%
$60,000,000 Cargill, Inc. 1.32%, 2/03/03............ $59,927,400
                                                     -----------
            Asset Backed Securities--12.4%
 25,000,000 Amstel Funding Corp. 1.70%, 2/03/03.....  24,961,042
 35,000,000 Amstel Funding Corp. 1.69%, 3/10/03.....  34,888,272
 30,000,000 Atlantis One Funding Corp. 1.34%,
            1/23/03.................................  29,975,433
 30,000,000 Atlantis One Funding Corp. 1.32%,
            3/19/03.................................  29,915,300
 50,000,000 Barton Capital 1.77%, 1/10/03...........  49,977,875
 50,000,000 CIESCO 1.31%, 1/06/03...................  49,990,903
 60,000,000 Corporate Asset Funding Corp. 1.35%,
            1/13/03.................................  59,973,000
 60,000,000 Eureka Securitization 1.58%, 1/09/03....  59,978,932
 60,000,000 Govco, Inc. 1.71%, 1/10/03..............  59,974,350
 50,000,000 GreyHawk Funding LLC 1.54%, 1/09/03.....  49,982,889
 30,000,000 Mane Funding Corp. 1.39%, 2/06/03.......  29,958,300
 30,000,000 Moat Funding LLC 1.68%, 2/05/03.........  29,951,000
 30,000,000 Moriarty LTD 1.80%, 2/03/03.............  29,950,500

 Principal
  Amount                                                Value
-----------                                          ------------
            Commercial Paper (Continued)
$60,000,000 Sheffield Receivables Corp. 1.335%,
            1/14/03................................. $ 59,971,075
 50,000,000 Sigma Finance, Inc.
            1.79%, 2/03/03..........................   50,000,000
 60,000,000 Starfish Global Funding LLC 1.35%,
            2/13/03.................................   59,903,250
 60,000,000 Surrey Funding Corp. 1.33%, 1/17/03.....   59,964,533
 45,000,000 Windmill Funding Corp. 1.33%, 1/16/03...   44,974,969
                                                     ------------
                                                      814,291,623
                                                     ------------
            Banking and Finance--0.9%
 60,000,000 USB Finance 1.29%, 1/14/03..............   59,972,050
                                                     ------------
            Beverages--0.8%
 50,000,000 The Coca Cola Co. 1.71%, 1/17/03........   49,962,000
                                                     ------------
            Business Equipment and Services--0.4%
 25,000,000 Minnesota Mining & Manufacturing
            Co. 1.28%, 3/06/03......................   24,943,111
                                                     ------------
            Communications and Entertainment--0.9%
 60,000,000 Gannett Co. 1.30%, 1/06/03..............   59,989,167
                                                     ------------
            Computers--Micro--0.9%
 60,000,000 International Business Machines 1.80%,
            2/10/03.................................   59,880,000
                                                     ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                              Value
-----------                        ------------
            Commercial Paper (Continued)
            Finance Companies--6.3%
$60,000,000 Eksportfinans ASA
            1.31%, 2/11/03........ $ 59,910,483
 47,470,000 Export Development
            Canada
            1.29%, 1/23/03........   47,432,578
 20,000,000 GE Capital
            1.76%, 1/14/03........   19,987,289
 40,000,000 GE Capital
            2.20%, 2/25/03........   39,865,556
 50,000,000 KFW International
            Finance Corp.
            1.27%, 1/24/03........   49,959,431
 80,000,000 Nestle Capital Corp.
            1.29%, 2/18/03........   79,862,399
 40,000,000 Paccar Financial Corp.
            1.72%, 1/09/03........   39,984,711
 20,000,000 Private Export
            Funding Corp.
            1.31%, 5/20/03........   19,898,839
 20,000,000 Tango Finance
            1.36%, 3/27/03........   19,935,778
 40,000,000 Trident Capital
            Finance, Inc.
            1.35%, 1/15/03........   39,979,000
                                   ------------
                                    416,816,064
                                   ------------
            Financial Services--0.8%
 50,000,000 Marsh & Mclennan
            Cos., Inc.
            1.32%, 2/04/03........   49,937,667
                                   ------------
            Foreign Government--0.6%
 40,000,000 Quebec, Province
            1.31%, 1/13/03........   39,982,533
                                   ------------

 Principal
  Amount                                    Value
-----------                              ------------
            Commercial Paper (Continued)
            Health Care Products and Services--1.1%
$70,000,000 Johnson & Johnson
            1.28%, 1/16/03.............. $ 69,962,667
                                         ------------
            Household and Personal Care Products--0.6%
 40,300,000 Kimberly-Clark Corp.
            1.31%, 2/18/03..............   40,229,609
                                         ------------
            Insurance--Non Health--1.2%
 50,000,000 Metlife Funding, Inc.
            1.30%, 1/23/03..............   49,960,278
 26,000,000 USAA Capital Corp.
            1.66%, 2/14/03..............   25,947,249
                                         ------------
                                           75,907,527
                                         ------------
            Medical--Drugs--0.6%
 40,000,000 Glaxosmithkline Finance
            PLC
            1.31%, 1/06/03..............   39,992,722
                                         ------------
            Oil and Gas--1.5%
 47,200,000 BP America, Inc.
            1.31%, 1/16/03..............   47,174,237
 50,000,000 Total Fina Elf Capital
            1.745%, 3/29/03.............   49,840,865
                                         ------------
                                           97,015,102
                                         ------------
            Pharmaceuticals--2.9%
 70,000,000 Merck & Co.
            1.29%, 1/17/03..............   69,959,867
 70,000,000 Pfizer, Inc.
            1.30%, 1/06/03..............   69,987,361
 28,500,000 Schering Corp.
            1.67%, 2/07/03..............   28,451,083
 25,000,000 Schering Corp.
            1.31%, 3/03/03..............   24,944,507
                                         ------------
                                          193,342,818
                                         ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                                Value
------------                        --------------
             Commercial Paper (Continued)
             Utilities--Gas and Electric--1.3%
$ 30,000,000 Electricite de France
             1.31%, 2/18/03........ $   29,947,600
  55,000,000 Koch Industries, Inc.
             1.29%, 1/15/03........     54,972,408
                                    --------------
                                        84,920,008
                                    --------------
             Total Commercial
             Paper
             (Cost $2,237,072,068).  2,237,072,068
                                    --------------
             United States Government
             Agencies & Obligations--19.9%
             Federal Farm Credit Bank--1.2%
  17,530,000 2.125%, 7/01/03.......     17,533,070
  25,000,000 1.31%, 8/15/03+.......     24,794,403
  35,000,000 1.39%, 11/06/03+......     34,582,421
                                    --------------
                                        76,909,894
                                    --------------
             Federal Home Loan Bank--6.3%
  70,000,000 1.26%, 1/03/03+.......     69,995,100
  60,000,000 1.27%, 1/08/03+.......     59,985,183
  19,325,000 1.69%, 1/10/03+.......     19,316,835
 100,000,000 1.28%, 2/19/03+.......     99,826,457
  24,143,000 1.70%, 2/26/03+.......     24,079,155
  40,000,000 1.625%, 8/12/03.......     39,952,527
  30,000,000 1.37%, 10/31/03+......     29,652,813
  30,000,000 1.50%, 12/16/03.......     30,000,000
  15,000,000 1.60%, 12/16/03.......     15,000,000
  30,000,000 1.65%, 12/23/03.......     30,000,000
                                    --------------
                                       417,808,070
                                    --------------
             Federal Home Loan Mortgage Corp.--4.4%
  25,089,000 1.27%, 1/22/03+.......     25,070,413
  57,143,000 1.27%, 1/28/03+.......     57,088,572
  24,060,000 1.28%, 2/12/03+.......     24,024,070

 Principal
  Amount                                   Value
------------                           --------------
             United States Government
             Agencies & Obligations
             (Continued)
$ 48,000,000 1.27%, 2/19/03+.......... $   47,917,027
  35,803,000 1.28%, 2/27/03+..........     35,730,439
   8,525,000 5.75%, 7/15/03...........      8,703,759
  50,000,000 1.98%, 7/17/03+..........     49,469,742
  40,000,000 3.25%, 1/15/04...........     40,772,383
                                       --------------
                                          288,776,405
                                       --------------
             Federal National Mortgage Association--5.7%
 112,500,000 1.28%, 2/26/03+..........    112,276,000
  20,000,000 1.71%, 3/14/03+..........     19,931,600
  30,000,000 1.28%, 3/28/03+..........     29,907,908
  55,000,000 2.21%, 4/04/03+..........     54,685,802
  40,000,000 2.33-2.38%, 5/02/03......     39,684,224
  20,000,000 2.01%, 5/30/03+..........     19,833,617
  35,000,000 1.75%, 12/08/03..........     35,000,000
  30,000,000 1.60%, 12/24/03..........     30,000,000
  30,000,000 1.58%, 1/13/04...........     30,000,000
                                       --------------
                                          371,319,151
                                       --------------
             Tennessee Valley Authority--0.9%
  60,000,000 1.27%, 1/30/03+..........     59,938,617
                                       --------------
             United States Treasury Bills+--1.4%
  40,000,000 1.22%, 5/08/03...........     39,827,844
  50,000,000 1.25%, 5/22/03...........     49,755,992
                                       --------------
                                           89,583,836
                                       --------------
             Total United States Government
             Agencies & Obligations
             (Cost $1,304,335,973)....  1,304,335,973
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                                  Value
-----------                            -----------
            Certificates of Deposit--
            12.2%
            Banking and Finance--12.2%
$60,000,000 American Express
            Centurion Bank
            1.36%, 1/14/03............ $60,000,001
 25,000,000 Bank of Montreal
            1.37%, 5/27/03............  25,000,000
 30,000,000 Bank of Scotland
            1.645%, 4/11/03...........  30,000,413
 30,000,000 Barclays Bank PLC
            1.82%, 1/17/03............  30,000,066
 12,000,000 Bayerische Landesbank
            1.77%, 3/21/03............  11,998,328
 25,000,000 Bayerische Landesbank
            1.77%, 6/23/03............  25,011,698
 35,000,000 BNP Paribas
            1.83%, 7/28/03............  34,995,161
 20,000,000 Comerica Bank
            2.67%, 5/30/03............  20,000,000
 50,000,000 Credit Suisse First Boston
            1.81%, 2/03/03............  50,000,001
 25,000,000 Danske Bank
            1.835%, 1/06/03...........  25,000,000
 25,000,000 Danske Bank
            1.84%, 10/17/03...........  25,000,000
 25,000,000 Dexia Banque SA
            2.46%, 1/06/03............  25,000,085
 20,000,000 First Tennessee Bank
            1.33%, 2/20/03............  20,000,000
 30,000,000 First Tennessee Bank
            1.78%, 9/05/03............  30,000,000
 25,000,000 First Tennessee Bank
            1.36%, 10/03/03...........  25,007,462

 Principal
  Amount                               Value
-----------                         -----------
            Certificates of Deposit
            (Continued)
$60,000,000 Harns Trust
            1.31%, 1/22/03......... $60,000,000
 30,000,000 Hessen Thuringen
            1.33%, 2/12/03.........  30,000,000
 35,000,000 Lloyds Bank TSB
            1.325%, 3/12/03........  35,000,339
 30,000,000 Marshall & Ilsley Corp.
            2.40%, 2/28/03.........  30,000,000
 10,000,000 Mercantile Safe Deposit
            and Trust
            1.73%, 6/26/03.........  10,000,000
 10,000,000 Mercantile Safe Deposit
            and Trust
            1.62%, 10/02/03........  10,000,000
 10,000,000 Mercantile Safe Deposit
            and Trust
            1.87%, 10/21/03........  10,000,000
 10,000,000 Mercantile Safe Deposit
            and Trust
            1.60%, 12/09/03........  10,000,000
 30,000,000 Rabobank NY
            1.67%, 10/15/03........  30,000,000
 40,000,000 State Street Bank and
            Trust Co.
            1.33%, 3/06/03.........  40,000,354
 25,000,000 State Street Bank and
            Trust Co.
            2.29%, 6/18/03.........  24,996,580
 25,000,000 Toronto Dominion Bank
            2.705%, 3/12/03........  24,999,763
 25,000,000 US Bank
            2.27%, 1/23/03.........  25,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                                  Value
------------                           ------------
             Certificates of Deposit
             (Continued)
$ 25,000,000 Westdeutsche Landesbank
             1.73%, 2/19/03........... $ 25,000,000
                                       ------------
                                        802,010,251
                                       ------------
             Total Certificates of
             Deposit
             (Cost $802,010,251)......  802,010,251
                                       ------------
             Time Deposits--9.6%
             Banking and Finance--9.6%
 100,000,000 National City Bank
             1.125%, 1/02/03..........  100,000,000
 100,000,000 Rabobank Nederland
             1.25%, 1/02/03...........  100,000,000
 150,000,000 Regions Bank
             1.19%, 1/02/03...........  150,000,000
 133,425,000 Suntrust Bank, Inc.
             1.125%, 1/02/03..........  133,425,000
 150,000,000 Wells Fargo
             1.19%, 1/02/03...........  150,000,000
                                       ------------
             Total Time Deposits
             (Cost $633,425,000)......  633,425,000
                                       ------------
             Corporate Bonds--2.1%
             Banking and Finance--1.1%
  30,000,000 First Union National Bank
             1.49%, 5/29/03 FRN+......   30,011,437
  30,000,000 National City Bank
             1.42%, 4/02/03
             FRN+.....................   30,001,138
  10,000,000 Wells Fargo & Co.
             Series C
             4.25%, 8/15/03...........   10,173,103
                                       ------------
                                         70,185,678
                                       ------------

 Principal
  Amount                                  Value
------------                           ------------
             Corporate Bonds (Continued)
             Health Care Products and Services--0.4%
$ 26,500,000 The Procter & Gamble
             Co.
             5.25%, 9/15/03........... $ 27,165,399
                                       ------------
             Utilities-Telecommunications--0.6%
  40,000,000 SBC Communications,
             Inc.
             1.38%, 3/14/03 FRN*+        40,000,000
                                       ------------
             Total Corporate Bonds
             (Cost $137,351,077)......  137,351,077
                                       ------------
             Repurchase Agreements--22.1%
             Repurchase Agreement with Barclays
             Capital, Inc.--4.8%
 320,000,000 1.23%, dated 12/31/02,
             due 1/02/03, repurchase
             price $320,021,867
             (Collateral-FHLB Note,
             3.375%, 5/14/04, FMAC
             Notes, 4.50%-5.75%,
             4/15/05-4/15/08,
             UST Note,
             6.50% 2/15/10;
             aggregate market value
             plus accrued interest
             $326,401,009)............  320,000,000
                                       ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                                Value
------------                         ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Deutsche
             Bank Securities AG--2.7%
$175,000,000 1.23%, dated 12/31/02,
             due 1/02/03, repurchase
             price $175,011,958
             (Collateral-FMAC
             Notes, 2.331%-6.50%,
             6/15/16-2/15/32,
             FNMA Note,
             2.36%, 9/25/31;
             aggregate market value
             plus accrued interest
             $180,250,001).......... $175,000,000
                                     ------------

 Principal
  Amount                                  Value
------------                           ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--4.8%
$320,000,000 1.20%, dated 12/31/02,
             due 1/02/03, repurchase
             price $320,021,333
             (Collateral--ADBB
             Bonds, 4.875%-7.50%,
             5/31/05-6/11/07, FCSB
             Note, 6.125%, 12/29/15,
             FHLB Note,
             6.20%, 10/03/16,
             FICO Notes, 0.00%,
             2/03/03-11/30/07,
             FMAC Notes, 0.00%-
             6.22%, 10/29/04-
             10/21/22, FNMA Notes,
             0.00%-6.50%, 1/15/03-
             8/01/12, IADB Bonds,
             3.875%-8.50%, 6/16/03-
             10/15/25, SLMA Notes,
             0.00%-9.40%, 4/23/04-
             10/03/22, WLDB Note,
             0.00%, 2/15/08;
             aggregate market value
             plus accrued interest
             $326,400,515)............ $320,000,000
                                       ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

 Principal
  Amount                                 Value
------------                         --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--4.9%
$320,000,000 1.23%, dated 12/31/02,
             due 1/02/03, repurchase
             price $320,021,867
             (Collateral-FHLB Notes,
             0.00%-6.75%, 1/05/04-
             12/08/28, FICO Note
             0.00%, 2/08/18, UST
             Note, 3.625%, 4/15/28;
             aggregate market value
             plus accrued interest
             $327,401,200).......... $  320,000,000
                                     --------------

 Principal
  Amount                                     Value
------------                             --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Salomon Smith
             Barney Holdings, Inc.--4.9%
$320,000,000 1.23%, dated 12/31/02,
             due 1/02/03, repurchase
             price $320,021,867
             (Collateral-FCSB Bonds,
             3.875%-6.50%, 12/15/04-
             10/29/09, FHLB Notes,
             0.00%-6.89%, 11/14/03-
             7/10/15, FICO Strips,
             0.00%, 4/06/05-9/26/13,
             FMAC Notes, 0.00%-
             12.50%, 7/15/04-
             11/15/32, FNMA Notes,
             0.00%-9.50%, 1/22/03-
             4/25/32, GNMA Bonds,
             5.00%-8.00%, 11/20/13-
             5/20/32, IADB Bonds,
             3.875%-8.40%, 9/27/04-
             9/20/12, REFC Bond,
             0.00%, 10/15/04, SLMA
             Bond, 0.00%, 10/03/22,
             TVDB Notes, 0.00%-
             6.375%, 6/15/05-
             11/01/17, WLDB Bonds,
             0.00%-9.25%, 2/15/04-
             3/01/26, UST Bills,
             0.00%, 1/16/03-5/08/03,
             UST Bonds, 5.375%-
             9.375%, 2/15/06-2/15/31,
             UST Strips, 0.00%,
             2/15/03-11/15/28,
             aggregate market value plus
             accrued interest;
             $326,881,165).............. $  320,000,000
                                         --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2002

Principal
 Amount                             Value
---------                       --------------
          Repurchase Agreements
          (Continued)
          Total Repurchase Agreements
          (Cost $1,455,000,000) $1,455,000,000
                                --------------
          Total Investments
          (Cost $6,569,194,369)
          (a)--100.0%..........  6,569,194,369
          Other assets less
          liabilities--0.0%....      1,159,203
                                --------------
          Net Assets--100.0%... $6,570,353,572
                                --------------

*        Security exempt from registration under Rule 144A of the Securities
         Act of 1933.
+ Represents yield at time of purchase for commercial paper, discounted rate at a time of purchase for United States Government agencies & obligations, and interest rate in effect at December 31, 2002 for floating rate notes.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
ADBB     African Development Bank Bond.
FCSB     Federal Farm Credit Bank.
FHLB     Federal Home Loan Bank.
FICO     Financing Corporation Notes.
FMAC     Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association.
FRN      Floating Rate Note. Coupon shown is in effect at December 31, 2002.
GNMA     Government National Mortgage Association.
IADB     Inter-American Development Bank.
REFC     Resolution Funding Strip.
SLMA     Student Loan Marketing Association.
TVDB     Tennessee Valley Authority Discount Bonds.
UST      United States Treasury.
WLDB     International Bank Reconstruction & Development.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         December 31, 2002


           Assets:
             Investments at market value, including
              repurchase agreements of $1,455,000,000
              (Cost $6,569,194,369)................... $6,569,194,369
             Cash.....................................            454
             Receivables:
              Interest................................      7,491,776
             Other assets.............................        440,294
                                                       --------------
              Total Assets............................  6,577,126,893
                                                       --------------
           Liabilities:
             Payables:
              Dividends...............................      3,914,874
              Services provided by The Bank of
               New York and Administrator.............      2,289,674
             Accrued expenses and other liabilities...        568,773
                                                       --------------
              Total Liabilities.......................      6,773,321
                                                       --------------
           Net Assets:................................ $6,570,353,572
                                                       --------------
           Sources of Net Assets:
             Capital stock @ par...................... $    6,570,285
             Capital surplus..........................  6,563,708,800
             Undistributed net investment income......          5,478
             Accumulated net realized gain on
              investments.............................         69,009
                                                       --------------
           Net Assets................................. $6,570,353,572
                                                       --------------
           Hamilton Shares:
             Net assets............................... $3,241,771,190
                                                       --------------
             Shares outstanding.......................  3,241,740,102
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Premier Shares:
             Net assets............................... $2,242,856,092
                                                       --------------
             Shares outstanding.......................  2,242,832,094
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Classic Shares:
             Net assets............................... $1,085,726,290
                                                       --------------
             Shares outstanding.......................  1,085,712,816
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Hamilton Shares authorized @ $.001 par
            value.....................................  7,000,000,000
           Premier Shares authorized @ $.001 par
            value.....................................  3,000,000,000
           Classic Shares authorized @ $.001 par value  3,000,000,000

         Statement of Operations

         For the year ended December 31, 2002

           Investment Income:
             Interest.................................. $124,498,652
                                                        ------------
           Expenses:
             Advisory..................................    6,655,751
             Administration............................    6,655,751
             Servicing fee--Premier Shares.............    4,978,871
              Classic Shares...........................    2,921,310
             12b-1 fee--Classic Shares.................    2,921,350
             Custodian.................................      398,235
             Transfer agent............................      372,256
             Legal.....................................      246,863
             Cash management...........................      193,700
             Audit.....................................      128,869
             Registration and filings..................      121,027
             Insurance.................................       82,282
             Accounting services.......................       60,011
             Reports to shareholders...................       40,145
             Directors.................................       14,256
             Other.....................................      167,376
                                                        ------------
              Total Expenses...........................   25,958,053
             Earnings credit adjustment (Note 3).......       (7,379)
                                                        ------------
              Net Expenses.............................   25,950,674
                                                        ------------
              Net Investment Income....................   98,547,978
           Realized Gain on Investments:
             Net realized gain on investments..........       34,063
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $ 98,582,041
                                                        ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets


                                                                                             Year Ended December 31,
                                                                                       ----------------------------------
                                                                                             2002              2001
                                                                                       ----------------  ----------------
Operations:
  Net investment income............................................................... $     98,547,978  $    249,513,319
  Net realized gain on investments....................................................           34,063            25,542
                                                                                       ----------------  ----------------
   Net increase in net assets resulting from operations...............................       98,582,041       249,538,861
                                                                                       ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (57,527,816)     (145,729,776)
                         Premier Shares...............................................      (27,640,526)      (61,839,527)
                         Classic Shares...............................................      (13,374,158)      (41,944,016)
                                                                                       ----------------  ----------------
                                                                                            (98,542,500)     (249,513,319)
                                                                                       ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   10,793,067,612    12,073,757,944
                     Premier Shares...................................................    8,388,689,612    15,012,827,472
                     Classic Shares...................................................    8,669,671,932     9,100,599,133
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........       20,295,144        47,354,580
                                    Premier Shares....................................        9,385,314        24,399,112
                                    Classic Shares....................................       14,820,103        46,052,377
  Value of capital stock repurchased: Hamilton Shares.................................  (11,575,794,022)  (11,489,624,322)
                      Premier Shares..................................................   (7,968,705,662)  (14,683,681,082)
                      Classic Shares..................................................   (8,724,625,736)   (9,004,001,100)
                                                                                       ----------------  ----------------
  Net increase (decrease) in net assets resulting from capital stock transactions.....     (373,195,703)    1,127,684,114
                                                                                       ----------------  ----------------
   Increase (decrease) in Net Assets..................................................     (373,156,162)    1,127,709,656
Net Assets:
  Beginning of year...................................................................    6,943,509,734     5,815,800,078
                                                                                       ----------------  ----------------
  End of year (includes undistributed net investment income of $5,478 at December 31,
   2002).............................................................................. $  6,570,353,572  $  6,943,509,734
                                                                                       ----------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   10,793,067,612    12,073,757,944
         Premier Shares...............................................................    8,388,689,612    15,012,827,472
         Classic Shares...............................................................    8,669,671,932     9,100,599,133
  Shares issued on reinvestment of dividends: Hamilton Shares.........................       20,295,144        47,354,580
                           Premier Shares.............................................        9,385,314        24,399,112
                           Classic Shares.............................................       14,820,103        46,052,377
  Shares repurchased: Hamilton Shares.................................................  (11,575,794,022)  (11,489,624,322)
             Premier Shares...........................................................   (7,968,705,662)  (14,683,681,083)
             Classic Shares...........................................................   (8,724,625,736)   (9,004,001,100)
                                                                                       ----------------  ----------------
     Net increase (decrease)..........................................................     (373,195,703)    1,127,684,113
  Shares outstanding, beginning of year...............................................    6,943,480,715     5,815,796,602
                                                                                       ----------------  ----------------
  Shares outstanding, end of year.....................................................    6,570,285,012     6,943,480,715
                                                                                       ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                           Hamilton Shares
                                     ----------------------------------------------------------
                                                       Year Ended December 31,
                                     ----------------------------------------------------------
                                        2002        2001        2000        1999        1998
                                     ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income...............      0.016       0.040       0.061       0.050       0.053
                                     ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income............................     (0.016)     (0.040)     (0.061)     (0.050)     (0.053)
                                     ----------  ----------  ----------  ----------  ----------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:.......................       1.66%       4.09%       6.31%       5.03%       5.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's
  omitted).......................... $3,241,771  $4,004,182  $3,372,680  $1,725,341  $1,439,525
Ratio to average net assets of:
 Expenses...........................       0.23%       0.23%       0.24%       0.24%       0.26%
 Net investment income..............       1.65%       4.01%       6.19%       4.92%       5.25%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                          Premier Shares
                                     --------------------------------------------------------
                                                      Year Ended December 31,
                                     --------------------------------------------------------
                                        2002        2001        2000       1999       1998
                                     ----------  ----------  ----------  --------  ----------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                     ----------  ----------  ----------  --------  ----------
Gain from investment operations
Net investment income...............      0.014       0.038       0.059     0.047       0.050
                                     ----------  ----------  ----------  --------  ----------
Dividends
Dividends from net investment income     (0.014)     (0.038)     (0.059)   (0.047)     (0.050)
                                     ----------  ----------  ----------  --------  ----------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                     ----------  ----------  ----------  --------  ----------
TOTAL RETURN:.......................       1.40%       3.83%       6.04%     4.77%       5.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's
  omitted).......................... $2,242,856  $1,813,475  $1,459,923  $871,287  $1,064,645
Ratio to average net assets of:
 Expenses...........................       0.48%       0.48%       0.49%     0.49%       0.51%
 Net investment income..............       1.39%       3.69%       5.92%     4.70%       5.01%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                             Classic Shares
                                          ---------------------------------------------------
                                                        Year Ended December 31,
                                          ---------------------------------------------------
                                             2002        2001       2000      1999      1998
                                          ----------  ----------  --------  --------  -------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $     1.00  $   1.00  $   1.00  $  1.00
                                          ----------  ----------  --------  --------  -------
Gain from investment operations
Net investment income....................      0.011       0.035     0.056     0.044    0.047
                                          ----------  ----------  --------  --------  -------
Dividends
Dividends from net investment income.....     (0.011)     (0.035)   (0.056)   (0.044)  (0.047)
                                          ----------  ----------  --------  --------  -------
Net asset value at end of year........... $     1.00  $     1.00  $   1.00  $   1.00  $  1.00
                                          ----------  ----------  --------  --------  -------
TOTAL RETURN:............................       1.15%       3.57%     5.78%     4.51%    4.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $1,085,726  $1,125,853  $983,197  $892,560  $19,995
Ratio to average net assets of:
 Expenses................................       0.73%       0.73%     0.74%     0.74%    0.83%
 Net investment income...................       1.14%       3.51%     5.64%     4.46%    4.70%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2002

 Principal
  Amount                            Value
------------                    --------------
             United States Government
             Agencies & Obligations--51.0%
             United States Treasury Bills+--40.9%
$150,000,000 0.95%, 1/02/03.... $  149,996,451
  80,000,000 1.70%, 1/09/03....     79,978,111
  50,000,000 1.63%, 1/16/03....     49,965,208
  50,000,000 1.66%, 1/23/03....     49,949,278
  30,000,000 1.14%, 1/30/03....     29,972,450
  50,000,000 1.62%, 2/06/03....     49,918,750
  50,000,000 1.62%, 2/27/03....     49,871,750
  50,000,000 1.67%, 3/13/03....     49,835,813
  40,000,000 1.65%, 3/20/03....     39,857,000
  25,000,000 1.18%, 3/27/03....     24,930,052
  30,000,000 1.61%, 4/10/03....     29,867,175
  30,000,000 1.23%, 4/17/03....     29,891,350
  25,000,000 1.63%, 4/24/03....     24,872,090
  30,000,000 1.19%, 5/01/03....     29,880,500
  40,000,000 1.22%, 5/08/03....     39,827,844
  40,000,000 1.22%, 5/15/03....     39,817,611
  30,000,000 1.24%, 5/22/03....     29,853,713
  30,000,000 1.23%, 6/05/03....     29,841,642
  25,000,000 1.24%, 6/12/03....     24,860,500
                                --------------
                                   852,987,288
                                --------------
             United States Treasury Notes--10.1%
  20,000,000 4.75%, 1/31/03....     20,042,576
  20,000,000 5.50%, 2/28/03....     20,089,855
  20,000,000 4.25%, 3/31/03....     20,105,623
  20,000,000 4.00%, 4/30/03....     20,114,235
  20,000,000 4.25%, 5/31/03....     20,181,489
  20,000,000 3.875%, 7/31/03...     20,245,593
  30,000,000 3.625%, 8/31/03...     30,354,678
  20,000,000 2.75%, 9/30/03....     20,154,027
  30,000,000 2.75%, 10/31/03...     30,314,593

 Principal
  Amount                                    Value
------------                           ---------------
             United States Government
             Agencies & Obligations
             (Continued)
$ 10,000,000 3.00%, 11/30/03.......... $    10,145,585
                                       ---------------
                                           211,748,254
                                       ---------------
             Total United States Government
             Agencies & Obligations
             (Cost $1,064,735,542)....   1,064,735,542
                                       ---------------
             Repurchase Agreements--49.0%
             Repurchase Agreement with Barclays
             Capital, Inc.--10.5%
 220,000,000 1.08%, dated 12/31/02,
             due 1/02/03, repurchase
             price $220,013,200
             (Collateral-UST Note,
             3.00%, 7/15/12; aggregate
             market value plus accrued
             interest $224,400,454)...     220,000,000
                                       ---------------
             Repurchase Agreement with Deutsche Bank
             Securities AG--6.0%
 125,000,000 1.10%, dated 12/31/02,
             due 1/02/03, repurchase
             price $125,007,639
             (Collateral-UST Bill,
             0.00%, 1/09/03; UST
             Bond, 6.25%, 8/15/23;
             UST Note, 2.125%,
             10/31/04; aggregate
             market value plus accrued
             interest $127,500,415)...     125,000,000
                                       ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2002

 Principal
  Amount                                   Value
------------                           --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--11.4%
$237,997,000 1.07%, dated 12/31/02,
             due 1/02/03, repurchase
             price $238,011,148
             (Collateral-UST Bond,
             8.125%, 8/15/19; UST
             Notes, 3.625%-6.50%,
             10/15/06-1/15/08;
             aggregate market value
             plus accrued interest
             $242,757,531)............ $  237,997,000
                                       --------------
             Repurchase Agreement with Morgan
             Stanley--10.5%
 220,000,000 1.10%, dated 12/31/02,
             due 1/02/03, repurchase
             price $220,013,444
             (Collateral-UST Strips,
             0.00%, 2/15/25-
             11/15/26; aggregate
             market value plus accrued
             interest $224,400,072)...    220,000,000
                                       --------------

  Principal
   Amount                                  Value
--------------                         --------------
               Repurchase Agreements
               (Continued)
               Repurchase Agreement with Salomon
               Smith Barney Holdings, Inc.--10.6%
$  220,000,000 1.05%, dated 12/31/02,
               due 1/02/03, repurchase
               price $220,012,833,
               (Collateral-UST Bond
               6.125%, 8/15/29; UST
               Cube 0.00%, 5/15/03;
               UST Strips 0.00%,
               2/15/14-2/15/31;
               aggregate market value
               plus accrued interest
               $224,890,063).......... $  220,000,000
                                       --------------
               Total Repurchase
               Agreements
               (Cost $1,022,997,000)..  1,022,997,000
                                       --------------
               Total Investments
               (Cost $2,087,732,542)
               (a)--100.0%............  2,087,732,542
               Other assets less
               liabilities--0.0%......        615,167
                                       --------------
               Net Assets--100.0%..... $2,088,347,709
                                       --------------

+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.
UST      United States Treasury.
UST Cube United States Treasury Cube.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         December 31, 2002


           Assets:
             Investments at market value, including
              repurchase agreements of $1,022,997,000
              (Cost $2,087,732,542)................... $2,087,732,542
             Cash.....................................            370
             Receivables:
              Interest................................      2,232,880
             Other assets.............................         87,839
                                                       --------------
              Total Assets............................  2,090,053,631
                                                       --------------
           Liabilities:
             Payables:
              Dividends...............................        861,134
              Services provided by The Bank of New
               York and Administrator.................        736,993
             Accrued expenses and other liabilities...        107,795
                                                       --------------
              Total Liabilities.......................      1,705,922
                                                       --------------
           Net Assets:................................ $2,088,347,709
                                                       --------------
           Sources Of Net Assets:
             Capital stock @ par...................... $    2,088,300
             Capital surplus..........................  2,086,218,078
             Undistributed net investment income......          6,342
             Accumulated net realized gain on
              investments.............................         34,989
                                                       --------------
           Net Assets................................. $2,088,347,709
                                                       --------------
           Hamilton Shares:
             Net assets............................... $  288,413,750
                                                       --------------
             Shares outstanding.......................    288,407,001
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Premier Shares:
             Net assets............................... $1,511,643,926
                                                       --------------
             Shares outstanding.......................  1,511,612,983
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Classic Shares:
             Net assets............................... $  288,290,033
                                                       --------------
             Shares outstanding.......................    288,280,369
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Hamilton Shares authorized @ $.001 par
            value.....................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value.....................................  2,000,000,000
           Classic Shares authorized @ $.001 par
            value.....................................  2,000,000,000

         Statement of Operations

         For the year ended December 31, 2002

           Investment Income:
             Interest.................................. $29,142,982
                                                        -----------
           Expenses:
             Servicing fee--Premier Shares.............   2,814,712
                      Classic Shares...................     741,492
             Advisory..................................   1,663,302
             Administration............................   1,663,302
             12b-1 fee--Classic Shares.................     744,245
             Custodian.................................      90,044
             Transfer agent............................      73,487
             Accounting services.......................      59,996
             Legal.....................................      48,683
             Registration and filings..................      46,332
             Audit.....................................      46,081
             Cash management...........................      37,416
             Insurance.................................      18,611
             Directors.................................      12,891
             Reports to shareholders...................      10,280
             Amortization of organization cost.........       1,594
             Other.....................................      69,149
                                                        -----------
              Total Expenses...........................   8,141,617
             Earnings credit adjustment (Note 3).......      (1,772)
                                                        -----------
              Net Expenses.............................   8,139,845
                                                        -----------
              Net Investment Income....................  21,003,137
           Realized Gain On Investments:
             Net realized gain on investments..........      35,000
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $21,038,137
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets


                                                                                           Year Ended December 31,
                                                                                      --------------------------------
                                                                                            2002             2001
                                                                                      ---------------  ---------------
Operations:
  Net investment income.............................................................. $    21,003,137  $    48,326,666
  Net realized gain on investments...................................................          35,000               --
                                                                                      ---------------  ---------------
   Net increase in net assets resulting from operations..............................      21,038,137       48,326,666
                                                                                      ---------------  ---------------
Dividends To Shareholders:
  Dividends from net investment income: Hamilton Shares..............................      (3,640,302)      (9,067,584)
                          Premier Shares.............................................     (14,307,667)     (29,756,710)
                          Classic Shares.............................................      (3,048,826)      (9,502,372)
                                                                                      ---------------  ---------------
                                                                                          (20,996,795)     (48,326,666)
                                                                                      ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares..................................   1,176,099,934      672,794,922
                      Premier Shares.................................................   3,441,994,954    3,802,777,407
                      Classic Shares.................................................   2,453,623,574    2,606,296,558
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..........       2,196,914        7,200,555
                                    Premier Shares...................................       3,022,812        7,138,659
                                    Classic Shares...................................       3,384,264       10,548,852
  Value of capital stock repurchased: Hamilton Shares................................  (1,092,191,562)    (756,706,320)
                       Premier Shares................................................  (2,998,062,884)  (3,430,119,749)
                       Classic Shares................................................  (2,457,739,685)  (2,627,462,734)
                                                                                      ---------------  ---------------
  Net increase in net assets resulting from capital stock transactions...............     532,328,321      292,468,150
                                                                                      ---------------  ---------------
   Increase in Net Assets............................................................     532,369,663      292,468,150
Net Assets:
  Beginning of year..................................................................   1,555,978,046    1,263,509,896
                                                                                      ---------------  ---------------
  End of year (includes undistributed net investment income of $6,342 December 31,
   2002)............................................................................. $ 2,088,347,709  $ 1,555,978,046
                                                                                      ---------------  ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.......................................................   1,176,099,934      672,794,922
         Premier Shares..............................................................   3,441,994,954    3,802,777,407
         Classic Shares..............................................................   2,453,623,574    2,606,296,558
  Shares issued on reinvestment of dividends: Hamilton Shares........................       2,196,914        7,200,556
                            Premier Shares...........................................       3,022,812        7,138,659
                            Classic Shares...........................................       3,384,264       10,548,852
  Shares repurchased: Hamilton Shares................................................  (1,092,191,562)    (756,706,320)
              Premier Shares.........................................................  (2,998,062,884)  (3,430,119,749)
              Classic Shares.........................................................  (2,457,739,685)  (2,627,462,735)
                                                                                      ---------------  ---------------
     Net increase....................................................................     532,328,321      292,468,150
  Shares outstanding, beginning of year..............................................   1,555,972,032    1,263,503,882
                                                                                      ---------------  ---------------
  Shares outstanding, end of year....................................................   2,088,300,353    1,555,972,032
                                                                                      ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights


                                                             Hamilton Shares
                                            ------------------------------------------------
                                                         Year Ended December 31,
                                            ------------------------------------------------
                                              2002      2001      2000      1999      1998
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Gain from investment operations
Net investment income......................    0.015     0.039     0.059     0.047     0.051
                                            --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.......   (0.015)   (0.039)   (0.059)   (0.047)   (0.051)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
TOTAL RETURN:..............................     1.54%     3.94%     6.09%     4.79%     5.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $288,414  $202,303  $279,014  $225,482  $201,363
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.23%     0.24%     0.26%     0.28%     0.27%
 Expenses, prior to waiver from The Bank of
   New York................................     0.23%     0.24%     0.26%     0.28%     0.28%
 Net investment income, net of waiver from
   The Bank of New York....................     1.51%     4.02%     5.98%     4.69%     5.09%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                              Premier Shares
                                           ----------------------------------------------------
                                                          Year Ended December 31,
                                           ----------------------------------------------------
                                              2002        2001       2000      1999      1998
                                           ----------  ----------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                           ----------  ----------  --------  --------  --------
Gain from investment operations
Net investment income.....................      0.013       0.036     0.057     0.045     0.049
                                           ----------  ----------  --------  --------  --------
Dividends
Dividends from net investment income......     (0.013)     (0.036)   (0.057)   (0.045)   (0.049)
                                           ----------  ----------  --------  --------  --------
Net asset value at end of year............ $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                           ----------  ----------  --------  --------  --------
TOTAL RETURN:.............................       1.29%       3.68%     5.82%     4.54%     4.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $1,511,644  $1,064,661  $684,865  $429,461  $520,492
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................       0.48%       0.49%     0.50%     0.52%     0.52%
 Expenses, prior to waiver from The Bank
   of New York............................       0.48%       0.49%     0.50%     0.52%     0.53%
 Net investment income, net of waiver from
   The Bank of New York...................       1.27%       3.49%     5.76%     4.41%     4.82%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                Classic Shares
                                                -------------------------------------------
                                                                               For the period
                                                   Year Ended December 31,     April 30, 1999*
                                                ----------------------------       through
                                                  2002      2001      2000    December 31, 1999
                                                --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period......... $   1.00  $   1.00  $   1.00      $   1.00
                                                --------  --------  --------      --------
Gain from investment operations
Net investment income..........................    0.010     0.034     0.054         0.029
                                                --------  --------  --------      --------
Dividends
Dividends from net investment income...........   (0.010)   (0.034)   (0.054)       (0.029)
                                                --------  --------  --------      --------
Net asset value at end of year................. $   1.00  $   1.00  $   1.00      $   1.00
                                                --------  --------  --------      --------
TOTAL RETURN:..................................     1.03%     3.42%     5.56%         2.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...... $288,290  $289,014  $299,631      $227,117
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York........................................     0.73%     0.74%     0.75%         0.78%***
 Expenses, prior to waiver from The Bank of New
   York........................................     0.73%     0.74%     0.75%         0.78%***
 Net investment income, net of waiver from The
   Bank of New York............................     1.03%     3.33%     5.47%         4.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2002

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date     Value
----------                                            -------- -------- -------- ----------
           Short-Term Municipal Bonds--96.7%
           Education--2.8%
$3,280,000 New York State Dormitory Authority
           Revenue (Columbia University),
           Series C (a).............................. Aaa/AAA   1.350%  7/01/27  $3,280,000
   500,000 New York State Dormitory Authority
           Revenue (Cornell University), Series B (a) Aa1/AA+   1.750   7/01/25     500,000
   125,000 New York State Dormitory Authority
           Revenue (State University Educational
           Facility), Series A (a)................... Aaa/AAA   6.000   5/15/22     129,437
                                                                                 ----------
                                                                                  3,909,437
                                                                                 ----------
           General Obligations--20.8%
   610,000 Baldwinsville, New York, Central School
           District..................................  Aaa/NR   2.250   6/15/03     612,461
 1,000,000 Chateaugay, New York Central School
           District.................................. Aaa/AAA   4.200   6/15/03   1,013,969
 1,350,000 Chautauqua Lake, New York Central School
           District.................................. Aaa/AAA   4.125   6/15/03   1,367,165
   750,000 Eastport South Manor, New York Central
           School District...........................  Aaa/NR   4.250   6/15/03     759,764
   275,000 Lowville, New York Central School District  Aaa/NR   2.500   6/15/03     276,107
 2,000,000 Nassau County, New York, Series C......... Aaa/AAA   5.125   1/01/04   2,072,926
 1,700,000 New York, New York, 1993 Series B, FGIC
           Insured+ (a).............................. Aaa/AAA   1.850   10/01/20  1,700,000
 1,200,000 New York, New York, Series B-SubSeries B4,
           MBIA Insured+ (a)......................... Aaa/AAA   1.650   8/15/23   1,200,000
 6,200,000 New York, New York, Series D (a).......... Aaa/AAA   1.600   2/01/20   6,200,000
 3,200,000 New York, New York, Series H-
           SubSeries H-6 (a)......................... Aaa/AAA   1.450   8/01/12   3,200,000
 3,500,000 New York, New York, Series J-
           SubSeries J3 (a).......................... Aa2/AA-   1.550   2/15/16   3,500,000
   300,000 New York, New York, SubSeries A-10 (a).... Aa3/AA+   1.550   8/01/17     300,000
 3,000,000 New York, New York, SubSeries A-4 (a)..... Aaa/AAA   1.700   8/01/21   3,000,000
   450,000 New York, New York, SubSeries E5 (a)...... Aa3/AAA   1.700   8/01/17     450,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date      Value
----------                                                  -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$  900,000 New York, New York, SubSeries E5 (a)............ Aa3/AAA   1.850%  8/01/10  $   900,000
   500,000 New York, New York, SubSeries E5 (a)............ Aa3/AAA   1.850   8/01/19      500,000
 1,000,000 New York State, Series A (a).................... Aaa/AAA   1.500   3/13/20    1,000,000
   140,000 Onondaga County, New York, Economically
           Defeased to Maturity............................ Aa2/AA+   5.000   5/15/03      141,730
    60,000 Onondaga County, New York, Unrefunded
           Balance, Series A............................... Aa2/AA+   5.000   5/15/03       60,741
   500,000 Suffolk County, New York, Series D.............. Aaa/AAA   5.000   11/01/03     513,777
                                                                                       -----------
                                                                                        28,768,640
                                                                                       -----------
           Healthcare--1.6%
 1,110,000 New York City Health & Hospital Corp.
           Revenue, Series A (a)........................... Aaa/AAA   6.300   2/15/20    1,138,534
 1,000,000 New York State Medical Care Facilities
           Financial Agency, St. Mary's Hospital, Series A,
           AMBAC Insured+ (a).............................. Aaa/AAA   6.200   11/01/14   1,058,872
                                                                                       -----------
                                                                                         2,197,406
                                                                                       -----------
           Housing--10.7%
   900,000 New York City Housing Development Corp.
           Multi-Family Housing Revenue (Tribeca
           Towers), Series A (a)........................... NR/AAA    1.600   11/15/19     900,000
 2,000,000 New York State Housing Authority, Service
           Contract Obligation Revenue, Series A (a)....... NR/AAA    1.550   3/15/31    2,000,000
 3,100,000 New York State Housing Finance Agency
           Revenue (101 West End) (a)...................... Aaa/NR    1.550   5/15/31    3,100,000
 1,500,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A (a)............ Aaa/NR    1.600   5/15/31    1,500,000
   900,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A (a)............ Aaa/NR    1.600   5/15/31      900,000
 1,500,000 New York State Housing Finance Agency
           Revenue (East 39th St.), Series A (a)........... Aaa/NR    1.600   11/15/31   1,500,000
   900,000 New York State Housing Finance Agency
           Revenue (Gethsemane Apartments), Series A (a)    Aaa/NR    1.700   5/15/33      900,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$2,000,000 New York State Housing Finance Agency
           Revenue (Normandie CTI Project) (a)....... Aaa/AAA   1.450%  5/15/15  $ 2,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue (Tribeca), Series A (a)........... Aaa/NR    1.600   11/15/29   1,000,000
 1,000,000 New York State Housing Finance Agency
           Revenue, Series A (a)..................... Aaa/NR    1.600   5/01/29    1,000,000
                                                                                 -----------
                                                                                  14,800,000
                                                                                 -----------
           Industrial Development Bonds--4.1%
 1,500,000 Babylon, New York (a)..................... Aaa/NR    1.450   9/01/17    1,500,000
 1,200,000 Babylon, New York Industrial Development
           Agency Resource Revenue (Ogden Martin
           Project) (a).............................. Aaa/AAA   1.600   1/01/19    1,200,000
 1,800,000 New York City Industrial Development
           Agency Civic Facility Revenue (National...
           Audubon Society) (a)...................... NR/AAA    1.750   12/01/14   1,800,000
   500,000 Troy, New York Industrial Development
           Agency Civic Facility Revenue (Rensselaer
           Polytech), Series E (a)...................  A1/A+    1.600   4/01/37      500,000
   400,000 Yonkers, New York Industrial Development
           Agency Civic Facility Revenue (Consumers
           Union Facility) (a)....................... Aa2/NR    1.550   7/01/19      400,000
   335,000 Yonkers, New York, Series B............... Aaa/AAA   2.250   7/01/03      335,900
                                                                                 -----------
                                                                                   5,735,900
                                                                                 -----------
           Other--8.1%
 4,900,000 Jay Street Development Corp., New York
           Courts Facility Lease Revenue (Jay Street
           Project), Series A-3 (a).................. Aaa/AA+   1.500   5/01/21    4,900,000
 1,997,000 New York City Cultural Resource Revenue
           (Soloman R Guggenheim), Series B (a)...... Aa1/AA+   1.750   12/01/15   1,997,000
 2,485,000 New York, New York City Cultural Resource,
           (American Museum of Natural History), MBIA
           Insured+ (a).............................. Aaa/AAA   1.100   4/01/21    2,485,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                                      Moody's
Principal                                               /S&P    Interest Maturity
 Amount                                               Ratings*    Rate     Date      Value
----------                                            --------- -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
$1,750,000 United Nations Development Corp.,
           Series A..................................  Aaa/NR    6.000%  7/01/26  $ 1,823,615
                                                                                  -----------
                                                                                   11,205,615
                                                                                  -----------
           Prefunded/Escrow/U.S.Guaranteed--0.8%
   500,000 New York State Power Authority Revenue &
           General Purpose, Series CC................  Aaa/AAA   5.000   1/01/08      510,000
   575,000 New York State Power Authority Revenue &
           General Purpose, Series CC, MBIA
           Insured+..................................  Aaa/AAA   4.900   1/01/06      586,500
                                                                                  -----------
                                                                                    1,096,500
                                                                                  -----------
           Special Tax--10.7%
   150,000 Metropolitan Transportation Authority,
           Dedicated Tax Fund, Series A, FGIC
           Insured+..................................  Aaa/AAA   4.700   4/01/03      151,096
 1,300,000 Municipal Assistance Corp. for New York
           City, Series G............................  Aa1/AA+   5.000   7/01/03    1,322,618
   200,000 Municipal Assistance Corp. for New York
           City, Series I............................  Aa1/AA+   5.250   7/01/03      203,803
   750,000 Municipal Assistance Corp. for New York
           City, Series M............................  Aa1/AA+   5.250   7/01/03      763,033
 2,600,000 New York State Local Government Assistance
           Corp., Series G (a).......................  Aa3/A+    1.450   4/01/25    2,600,000
 4,200,000 New York, New York City Transitional
           Finance Authority Revenue,
           Series 1-Sub 1D (a).......................  Aa2/AA+   1.750   11/01/22   4,200,000
 1,500,000 New York, New York City Transitional
           Finance Authority Revenue, Series 4....... MIG1/SP-1  2.500   2/26/03    1,501,728
 3,000,000 New York, New York City Transitional
           Finance Authority Revenue, Series A (a)...  Aa2/AA+   1.600   2/15/30    3,000,000
 1,000,000 Puerto Rico Commonwealth Tax & Revenue
           Anticipation Notes........................ MIG1/SP-1  2.500   7/30/03    1,006,275
                                                                                  -----------
                                                                                   14,748,553
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                                        Moody's
Principal                                                 /S&P    Interest Maturity
 Amount                                                 Ratings*    Rate     Date      Value
----------                                              --------  -------- -------- -----------
           Short-Term Municipal Bonds (Continued)
           State Appropriation--2.2%
$  500,000 New York State Thruway Authority General
           Revenue, Series A........................... MIG1/SP-1  3.250%  3/26/03  $   501,185
 1,000,000 New York State Thruway Authority Local
           Highway & Bridge Trust Fund, Series B,
           AMBAC Insured+..............................  Aaa/AAA   6.000   4/01/03    1,011,407
 1,490,000 New York State Urban Development Corp.
           (Community Enhancement Facilities),
           Series A....................................  NR/AA-    5.000   4/01/03    1,504,029
                                                                                    -----------
                                                                                      3,016,621
                                                                                    -----------
           Transportation--16.0%
 1,400,000 Niagara Falls, New York, Bridge Community
           Toll Revenue, Series A, FGIC Insured+ (a)...  Aaa/AAA   1.450   10/01/19   1,400,000
 3,800,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2 (a)................................   A2/A-    1.650   5/01/19    3,800,000
 2,900,000 Triborough Bridge & Tunnel Authority Special
           Obligation, Series D (a)....................  Aaa/AAA   1.500   1/01/31    2,900,000
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+ (a)................................  Aaa/AAA   1.500   1/01/32    1,000,000
 4,300,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series C, AMBAC
           Insured+ (a)................................  Aaa/AAA   1.500   1/01/31    4,300,000
 2,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F (a)...............  Aa3/AA-   1.600   11/01/32   2,000,000
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y...................  Aa3/AAA   5.500   1/01/03      500,000
 6,300,000 Triborough Bridge & Tunnel Authority,
           Series C, AMBAC Insured+ (a)................  Aaa/AAA   1.500   1/01/32    6,300,000
                                                                                    -----------
                                                                                     22,200,000
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- ------------
           Short-Term Municipal Bonds (Continued)
           Utilities--18.9%
$5,900,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series 1B (a)..  Aa2/AA   1.750%  5/01/33  $  5,900,000
   250,000 New York City Municipal Finance Authority,
           Water & Sewer System Revenue, Series D......  Aa2/AA   4.250   6/15/03       253,253
 1,500,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+ (a).................  Aaa/AAA  1.650   6/15/23     1,500,000
 3,500,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Sub-Series C-1 (a)..........................  Aa2/AA   1.700   6/15/18     3,500,000
 5,100,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-1 (a)..............................  Aa2/AA   1.700   6/15/33     5,100,000
 2,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-2 (a)..............................  Aa2/AA   1.600   6/15/33     2,000,000
 6,200,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (New York State Electric & Gas Co.),
           Series B (a)................................  Aa3/AA-  1.650   2/01/29     6,200,000
 1,000,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Project),
           Series A (a)................................  Aaa/AAA  1.450   10/01/14    1,000,000
   700,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Utilities),
           Series A (a)................................  Aaa/AAA  1.450   8/01/15       700,000
                                                                                   ------------
                                                                                     26,153,253
                                                                                   ------------
           Total Short-Term Municipal Bonds
           (Cost $133,831,925).........................                             133,831,925
                                                                                   ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2002

                                              Moody's
Number of                                       /S&P   Interest   Maturity
 Shares                                       Ratings*   Rate       Date      Value
---------                                     -------- --------   -------- ------------
          MONEY MARKET FUNDS--2.9%
  967,639 ACM Institutional Reserves
          (Government Portfolio).............  NR/NR    1.180%(b)          $    967,639
3,098,734 ACM Institutional Reserves
          (Treasury Portfolio)...............  NR/NR    1.160(b)              3,098,734
                                                                           ------------
          Total Money Market Funds
          (Cost $4,066,373)..................                                 4,066,373
                                                                           ------------
          Total Investments
          (Cost $137,898,298) (c)--99.6%.....                               137,898,298
          Other assets less liabilities--0.4%                                   513,415
                                                                           ------------
          Net Assets--100.0%.................                              $138,411,713
                                                                           ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
MBIA  Municipal Bond Investor Assurance.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Seven day or less variable rate demand note, rate shown is in effect at December 31, 2002.
(b)   Represents annualized 7 day yield at December 31, 2002.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $137,898,298)................... $  137,898,298
             Receivables:
              Interest..............................        615,048
              Due from advisor......................          6,265
             Other assets...........................         36,454
                                                     --------------
              Total Assets..........................    138,556,065
                                                     --------------
           Liabilities:
             Payables:
              Services provided by The Bank of
               New York and Administrator...........         47,373
              Dividends.............................         46,869
             Accrued expenses and other liabilities.         50,110
                                                     --------------
              Total Liabilities.....................        144,352
                                                     --------------
           Net Assets:.............................. $  138,411,713
                                                     --------------
           Sources Of Net Assets:
             Capital stock @ par.................... $      138,413
             Capital surplus........................    138,280,379
             Accumulated net realized loss on
              investments...........................         (7,079)
                                                     --------------
           Net Assets............................... $  138,411,713
                                                     --------------
           Hamilton Shares:
             Net assets............................. $   48,714,054
                                                     --------------
             Shares outstanding.....................     48,714,399
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Premier Shares:
             Net assets............................. $   84,367,541
                                                     --------------
             Shares outstanding.....................     84,368,571
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Classic Shares:
             Net assets............................. $    5,330,118
                                                     --------------
             Shares outstanding.....................      5,330,156
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Hamilton Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Classic Shares authorized @ $.001 par
            value...................................  2,000,000,000

         Statement of Operations

         For the period February 25, 2002*
             through December 31, 2002

            Investment Income:
              Interest.................................. $ 993,058
                                                         ---------
            Expenses:
              Servicing fee--Premier Shares.............   119,406
                       Classic Shares...................     3,908
              Advisory..................................    66,341
              Administration............................    66,341
              Accounting services.......................    54,814
              Registration and filings..................    37,333
              Transfer agent............................    36,278
              Custodian.................................    18,805
              Directors.................................    12,294
              Audit.....................................    10,057
              Reports to shareholders...................    10,031
              Legal.....................................     6,760
              12b-1 fee--Classic Shares.................     3,908
              Cash management...........................     1,411
              Other.....................................    20,203
                                                         ---------
               Total Expenses...........................   467,890
              Fees waived by The Bank of New York
               (Note 3).................................  (173,722)
              Earnings credit adjustment (Note 3).......      (938)
                                                         ---------
               Net Expenses.............................   293,230
                                                         ---------
               Net Investment Income....................   699,828
            Realized Loss on Investments:
              Net realized loss on investments..........    (1,412)
                                                         ---------
              Net increase in net assets resulting from
               operations............................... $ 698,416
                                                         ---------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Changes in Net Assets

                                                                                         For the period
                                                                                       February 25, 2002*
                                                                                            through
                                                                                       December 31, 2002
                                                                                       ------------------
Operations:
  Net investment income...............................................................    $    699,828
  Net realized loss on investments....................................................          (1,412)
                                                                                          ------------
   Net increase in net assets resulting from operations...............................         698,416
                                                                                          ------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................        (206,326)
                         Premier Shares...............................................        (482,811)
                         Classic Shares...............................................         (10,691)
                                                                                          ------------
                                                                                              (699,828)
                                                                                          ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................      57,828,947
                     Premier Shares...................................................     162,232,087
                     Classic Shares...................................................      11,529,257
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........          62,007
                                    Premier Shares....................................         240,841
                                    Classic Shares....................................          10,046
  Value of capital stock repurchased: Hamilton Shares.................................      (9,176,555)
                      Premier Shares..................................................     (78,104,358)
                      Classic Shares..................................................      (6,209,147)
                                                                                          ------------
   Net increase in net assets resulting from capital stock transactions...............     138,413,125
                                                                                          ------------
     Increase in Net Assets...........................................................     138,411,713
Net Assets:
  Beginning of period.................................................................              --
                                                                                          ------------
  End of year.........................................................................    $138,411,713
                                                                                          ------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................      57,828,947
         Premier Shares...............................................................     162,232,087
         Classic Shares...............................................................      11,529,257
  Shares issued on reinvestment of dividends: Hamilton Shares.........................          62,007
                           Premier Shares.............................................         240,842
                           Classic Shares.............................................          10,046
  Shares repurchased: Hamilton Shares.................................................      (9,176,555)
             Premier Shares...........................................................     (78,104,358)
             Classic Shares...........................................................      (6,209,147)
                                                                                          ------------
   Net increase.......................................................................     138,413,126
  Shares outstanding, beginning of period.............................................              --
                                                                                          ------------
  Shares outstanding, end of year.....................................................     138,413,126
                                                                                          ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                 Hamilton Shares
                                                                -----------------
                                                                 For the period
                                                                 March 28, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  1.00
                                                                     -------
Gain from investment operations
Net investment income..........................................        0.010
                                                                     -------
Dividends
Dividends from net investment income...........................       (0.010)
                                                                     -------
Net asset value at end of year.................................      $  1.00
                                                                     -------
TOTAL RETURN:..................................................         0.98%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         0.25%***
 Expenses, prior to waiver from The Bank of New York...........         0.48%***
 Net investment income, net of waiver from The Bank of New York         1.21%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                  Premier Shares
                                                                ------------------
                                                                  For the period
                                                                February 25, 2002*
                                                                     through
                                                                December 31, 2002
                                                                ------------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  1.00
                                                                     -------
Gain from investment operations
Net investment income..........................................        0.009
                                                                     -------
Dividends
Dividends from net investment income...........................       (0.009)
                                                                     -------
Net asset value at end of year.................................      $  1.00
                                                                     -------
TOTAL RETURN:..................................................         0.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         0.50%***
 Expenses, prior to waiver from The Bank of New York...........         0.77%***
 Net investment income, net of waiver from The Bank of New York         1.01%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                 Classic Shares
                                                                -----------------
                                                                 For the period
                                                                 April 1, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  1.00
                                                                     -------
Gain from investment operations
Net investment income..........................................        0.006
Dividends
Dividends from net investment income...........................       (0.006)
                                                                     -------
Net asset value at end of year.................................      $  1.00
                                                                     -------
TOTAL RETURN:                                                           0.59%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         0.75%***
 Expenses, prior to waiver from The Bank of New York...........         0.96%***
 Net investment income, net of waiver from The Bank of New York         0.68%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2002

Principal
 Amount                                 Value
----------                           -----------
           UNITED STATES GOVERNMENT
           AGENCIES & OBLIGATIONS--40.1%
           Federal Farm Credit Bank--2.1%
$5,000,000 2.08%, 12/20/04.......... $ 5,027,400
                                     -----------
           Federal Home Loan Bank--9.6%
 1,000,000 4.50%, 4/25/03...........   1,010,145
 1,000,000 4.50%, 7/07/03...........   1,016,767
 5,000,000 2.05%, 11/14/03..........   5,000,000
 3,100,000 2.26%, 4/07/04...........   3,106,730
 2,500,000 2.00%, 4/08/04...........   2,500,238
 5,000,000 2.35%, 5/20/04...........   5,005,855
 5,000,000 3.025%, 12/27/05.........   5,003,910
                                     -----------
                                      22,643,645
                                     -----------
           Federal Home Loan Mortgage Corp.--4.7%
   500,000 2.09%, 1/08/03+..........     499,904
   500,000 2.25%, 3/27/03+..........     498,635
 2,000,000 1.91%, 7/17/03+..........   1,987,478
 1,000,000 3.50%, 9/15/03...........   1,015,649
   550,000 3.25%, 1/15/04...........     560,811
 1,500,000 3.05%, 7/15/04...........   1,512,660
 5,000,000 2.50%, 11/26/04..........   5,008,164
                                     -----------
                                      11,083,301
                                     -----------
           Federal National Mortgage Association--9.6%
   500,000 2.25%, 4/04/03+..........     498,531
 1,000,000 2.25%, 5/02/03+..........     996,167
 2,000,000 4.00%, 8/15/03...........   2,034,008
   250,000 4.75%, 11/14/03..........     257,451
 1,750,000 3.125%, 11/15/03.........   1,778,121
 5,000,000 2.30%, 2/12/04...........   5,005,084
 3,000,000 2.60%, 10/29/04..........   3,012,861
 3,000,000 1.875%, 12/15/04.........   3,006,570
 3,000,000 2.65%, 3/25/05...........   3,026,772
 3,000,000 3.125%, 10/21/05.........   3,001,995
                                     -----------
                                      22,617,560
                                     -----------

Principal
 Amount                                 Value
----------                           -----------
           UNITED STATES GOVERNMENT
           AGENCIES & OBLIGATIONS
           (Continued)
           Student Loan Marketing Association--1.4%
$  250,000 4.75%, 4/23/04........... $   260,944
 3,000,000 2.02%, 7/26/04 FRN.......   2,999,490
                                     -----------
                                       3,260,434
                                     -----------
           United States Treasury Bill--2.1%
 5,000,000 1.17%, 6/26/03+..........   4,971,075
                                     -----------
           United States Treasury Notes--10.6%
 1,500,000 4.00%, 4/30/03...........   1,514,357
 1,000,000 3.875%, 6/30/03..........   1,013,164
 2,000,000 3.875%, 7/31/03..........   2,031,252
 1,500,000 3.625%, 8/31/03..........   1,524,141
 1,000,000 2.75%, 9/30/03...........   1,011,719
 1,000,000 3.00%, 11/30/03..........   1,016,368
 2,000,000 3.00%, 1/31/04...........   2,037,814
   300,000 3.00%, 2/29/04...........     306,071
   500,000 3.375%, 4/30/04..........     513,535
 1,000,000 3.25%, 5/31/04...........   1,026,954
 3,000,000 2.875%, 6/30/04..........   3,067,265
 7,500,000 2.25%, 7/31/04...........   7,600,784
 2,250,000 1.875%, 9/30/04..........   2,265,732
                                     -----------
                                      24,929,156
                                     -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $94,068,305).......  94,532,571
                                     -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2002

Principal
 Amount                                      Value
----------                                 ----------
           Asset-Backed Securities--29.3%
           Asset-Backed Securities--Agricultural
           Equipment--2.4%
$1,782,679 Caterpillar Financial Asset
           Trust, Series 2002-A, Class A1
           1.82%, 7/25/03................. $1,785,019
 3,944,666 CNH Equipment Trust,
           Series 2002-A, Class A2,
           3.13%, 9/15/04.................  3,959,928
                                           ----------
                                            5,744,947
                                           ----------
           Asset-Backed Securities--Automotive--18.9%
   161,194 Americredit Automobile
           Receivable Trust,
           Series 2001-C, Class A2
           3.73%, 11/12/04................    161,462
 5,000,000 Americredit Automobile
           Receivables Trust,
           Series 2002-D, Class A3
           2.72%, 4/12/07.................  5,074,680
   948,846 BMW Vehicle Owner Trust,
           Series 2002-A, Class A2
           2.83%, 12/27/04................    954,105
 3,000,000 Capital Auto Receivables
           Asset Trust,
           Series 2002-4, Class A2B
           1.74%, 1/17/05.................  3,004,461
 4,000,000 Capital Auto Receivables
           Asset Trust,
           Series 2002-5, Class A2A
           1.86%, 1/18/05 FRN.............  4,000,000
 5,000,000 Capital One Auto Finance Trust,
           Series 2002-C, Class A3A
           2.65%, 4/16/07.................  4,999,279

Principal
 Amount                                    Value
----------                               ----------
           Asset-Backed Securities
           (Continued)
$1,647,662 Chase Manhattan Auto
           Owner Trust,
           Series 2002-A, Class A2
           2.63%, 10/15/04.............. $1,652,787
   500,000 Ford Credit Auto Owner Trust,
           Series 2002-B, Class A3A
           4.14%, 12/15/05..............    514,931
 2,000,000 Franklin Auto Trust,
           Series 2002-1, Class A2
           2.83%, 5/20/05...............  2,011,996
 3,000,000 Honda Auto Receivables
           Owner Trust,
           Series 2002-3, Class A2
           2.26%, 12/18/04..............  3,014,693
 5,000,000 M&I Auto Loan Trust,
           Series 2002-1, Class A3
           2.49%, 10/22/07..............  5,055,294
 1,000,000 MMCA Automobile Trust,
           Series 2002-2, Class A2
           2.64%, 6/15/05...............  1,006,132
 4,000,000 MMCA Automobile Trust,
           Series 2002-4, Class A2
           1.92%, 10/17/05..............  4,011,892
   214,603 Nissan Auto Receivable
           Owner Trust,
           Series 2002-A, Class A2
           2.67%, 7/15/04...............    215,383
 2,000,000 Onyx Acceptance Auto Trust,
           Series 2002-C, Class A2
           2.40%, 2/15/05...............  2,004,820
 3,000,000 Onyx Acceptance Auto Trust,
           Series 2002-D, Class A2
           1.95%, 7/15/05...............  2,999,779

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2002

Principal
 Amount                                     Value
----------                               -----------
           Asset-Backed Securities
           (Continued)
$2,000,000 USAA Auto Owner Trust,
           Series 2002-1, Class A3
           2.41%, 10/16/06.............. $ 2,019,506
   295,362 WFS Financial Owner Trust,
           Series 1999-B, Class A4
           6.42%, 7/20/04...............     297,617
 1,500,000 World Omni Auto
           Receivable Trust,
           Series 2002-A, Class A2
           2.53%, 1/18/05...............   1,509,076
                                         -----------
                                          44,507,893
                                         -----------
           Asset-Backed Securities--Credit Cards--3.6%
 3,500,000 Citibank Credit Card
           Issuance Trust,
           Series 2000-A2, Class A2
           1.67%, 11/07/05 FRN..........   3,501,037
 5,000,000 MBNA Master Credit
           Card Trust,
           Series 2000-B, Class A
           1.535%, 7/15/05..............   5,003,376
                                         -----------
                                           8,504,413
                                         -----------
           Asset-Backed Securities--Mortgages--4.2%
 5,000,000 Residential Asset Mortgage
           Products, Inc.
           Series 2002-RS5, Class AI2
           3.20%, 3/25/22...............   5,051,761
 4,750,000 Residential Asset Mortgage
           Products, Inc.,
           Series 2002-RS6, Class AI2
           3.21%, 11/25/23..............   4,749,987
                                         -----------
                                           9,801,748
                                         -----------

Principal
 Amount                                     Value
----------                               -----------
           Asset-Backed Securities
           (Continued)
           Asset-Backed Securities--Student Loans--0.2%
$  474,272 SLM Student Loan Trust,
           Series 2002-4, Class A1
           1.41%, 3/15/07 FRN........... $   474,626
                                         -----------
           Total Asset-Backed
           Securities
           (Cost $68,757,509)...........  69,033,627
                                         -----------
           Corporate Bonds--9.0%
           Banking and Finance--0.2%
   525,000 NBD Bank (Michigan)
           6.25%, 8/15/03...............     538,509
                                         -----------
           Beverages--2.3%
 5,000,000 Coca-Cola Enterprises
           6.625%, 8/01/04..............   5,366,995
                                         -----------
           Financial Services--3.8%
   500,000 Associates Corp. NA
           5.75%, 11/01/03..............     517,623
   145,000 Bear Stearns Co., Inc.
           6.125%, 2/01/03..............     145,429
 4,000,000 Citigroup, Inc.
           1.93%, 7/26/04...............   4,000,708
 1,000,000 Household Finance Corp.
           1.77%, 6/10/03 FRN...........   1,000,000
 3,000,000 Merrill Lynch & Co.
           5.70%, 2/06/04...............   3,124,527
                                         -----------
                                           8,788,287
                                         -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2002

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
           Health Care Products and Services--0.7%
$1,587,000 Abbott Laboratories
           5.125%, 7/01/04........... $ 1,666,547
                                      -----------
           Retail--Apparel and Shoes--0.7%
 1,620,000 Nike, Inc.
           6.375%, 12/01/03..........   1,689,103
                                      -----------
           Retail--Discount Stores--0.3%
   700,000 Wal-Mart Stores, Inc.
           4.375%, 8/01/03...........     711,905
                                      -----------
           Telecommunications--0.3%
   721,000 New York Telephone Co.
           6.25%, 2/15/04............     751,098
                                      -----------
           Utilities--Gas and Electric--0.7%
   500,000 Baltimore Gas & Electric
           5.50%, 4/15/04............     517,637
 1,170,000 National Rural Utilities
           Cooperative Finance Corp.
           5.95%, 1/15/03............   1,171,109
                                      -----------
                                        1,688,746
                                      -----------
           Total Corporate Bonds
           (Cost $21,042,107)........  21,201,190
                                      -----------
           Collateralized Mortgage
           Obligations--6.2%
           Federal Home Loan Mortgage Corp.--4.1%
 5,000,000 FHLMC Structured Pass
           Through Securities,
           Series H002, Class A2
           1.86%, 12/15/06...........   4,765,200

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$5,000,000 FHLMC Structured Pass
           Through Securities,
           Series H002, Class A2
           2.89%, 10/15/09............ $ 4,975,319
                                       -----------
                                         9,740,519
                                       -----------
           Financial Services--2.1%
 5,000,000 Washington Mutual, Inc.
           Series 2002-AR19, Class A2
           2.486%, 2/25/33............   5,003,125
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $14,963,974).........  14,743,644
                                       -----------
           Certificates of Deposit--1.9%
           Banking and Finance--1.9%
 2,500,000 Danske Bank
           1.84%, 10/17/03............   2,510,041
 2,000,000 Mercantile Bankshares Corp.
           2.05%, 7/18/03.............   2,008,000
                                       -----------
           Total Certificates of
           Deposit
           (Cost $4,500,000)..........   4,518,041
                                       -----------
           Commercial Paper--10.9%
           Asset-Backed Securities--1.3%
 3,000,000 Rathgar Capital Corp.
           1.42%, 2/04/03.............   2,996,280
                                       -----------
           Asset-Backed Securities--Trade & Lease
           Receivables--5.4%
 2,750,000 Compass Securitization LLC
           1.36%, 1/14/03.............   2,748,570

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2002

Principal
 Amount                                   Value
----------                             -----------
           Commercial Paper (Continued)
$5,000,000 Eagle Funding Capital Corp.
           1.41%, 1/06/03............. $ 4,999,200
 5,000,000 Mermaid Funding Corp.
           1.90%, 1/17/03.............   4,997,050
                                       -----------
                                        12,744,820
                                       -----------
           Finance Companies--2.5%
 1,000,000 Dresdner U.S. Finance, Inc.
           2.21%, 1/21/03.............     999,300
 5,000,000 Transamerica Finance Corp.
           1.50%, 2/20/03.............   4,991,250
                                       -----------
                                         5,990,550
                                       -----------
           Financial Services--1.7%
 4,000,000 HBOS Treasury Services Plc.
           1.54%, 2/04/03.............   3,995,240
                                       -----------
           Total Commercial Paper
           (Cost $25,721,962).........  25,726,890
                                       -----------

Number of
 Shares                                   Value
---------                              ------------
          Money Market Fund--2.1%
5,069,661 ACM Institutional Reserves
          (Prime Portfolio), 1.30% (a)
          (Cost $5,069,661)........... $  5,069,661
                                       ------------
          Total Investments
          (Cost $234,123,518) (b)--
          99.5%.......................  234,825,624
          Other assets less
          liabilities--0.5%...........    1,146,837
                                       ------------
          Net Assets--100.0%.......... $235,972,461
                                       ------------

+ Discounted rate at time of purchase for United States Government Agencies and Obligations.
(a)Represents annualized 7 day yield at December 31, 2002.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $383,130 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $725,836 and aggregate gross unrealized deprecation of $342,706.
FRN Floating Rate Note. Coupon shown is in effect at December 31, 2002.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         December 31, 2002



           ASSETS:
             Investments at market value,
              (Cost $234,123,518)..................... $234,825,624
             Cash.....................................       38,514
             Receivables:
              Interest................................    1,032,809
              Capital stock sold......................      330,000
             Other assets.............................       13,592
                                                       ------------
              Total Assets............................  236,240,539
                                                       ------------
           LIABILITIES:
             Payables:
              Dividends...............................      129,845
              Capital stock repurchased...............       53,694
              Services provided by The Bank of New
               York and Administrator.................       41,453
             Accrued expenses and other liabilities...       43,086
                                                       ------------
              Total Liabilities.......................      268,078
                                                       ------------
           NET ASSETS:................................ $235,972,461
                                                       ------------
           SOURCES OF NET ASSETS:
             Capital stock @ par...................... $    117,743
             Capital surplus..........................  235,395,575
             Overdistributed net investment income....     (318,976)
             Accumulated net realized gain on
              investments.............................       76,013
             Net unrealized appreciation on
              investments.............................      702,106
                                                       ------------
           Net Assets................................. $235,972,461
                                                       ------------
           INSTITUTIONAL SHARES:
             Net assets............................... $230,467,537
                                                       ------------
             Shares outstanding.......................  114,994,741
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           INVESTOR SHARES:
             Net assets............................... $  5,504,924
                                                       ------------
             Shares outstanding.......................    2,747,952
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the period May 1, 2002*
          through December 31, 2002

            Investment Income:
              Interest.................................. $2,222,964
                                                         ----------
            Expenses:
              Advisory..................................    100,206
              Administration............................    100,206
              Accounting services.......................     40,009
              Legal.....................................     37,232
              Registration and filings..................     37,086
              Transfer agent............................     17,868
              Custodian.................................     17,621
              Directors.................................      9,643
              Audit.....................................      6,772
              12b-1 fee--Investor Shares................      5,246
              Reports to shareholders...................      4,052
              Cash management...........................      1,341
              Other.....................................      8,099
                                                         ----------
               Total Expenses...........................    385,381
              Fees waived by The Bank of New York
               (Note 3).................................   (129,450)
              Earnings credit adjustment (Note 3).......       (171)
                                                         ----------
               Net Expenses.............................    255,760
                                                         ----------
               Net Investment Income....................  1,967,204
                                                         ----------
            REALIZED AND UNREALIZED GAIN (LOSS)
             ON INVESTMENTS:
              Net realized gain on investments..........    108,396
              Increase in unrealized appreciation on
               investments during the period............    702,106
                                                         ----------
              Net realized and unrealized gain on
               investments..............................    810,502
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,777,706
                                                         ----------

* Commencement of operations.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Changes in Net Assets


                                                                                                  For the period
                                                                                                   May 1, 2002*
                                                                                                      through
                                                                                                 December 31, 2002
                                                                                                 -----------------
Operations:
  Net investment income.........................................................................   $   1,967,204
  Net realized gain on investments..............................................................         108,396
  Increase in unrealized appreciation on investments during the period..........................         702,106
                                                                                                   -------------
   Net increase in net assets resulting from operations.........................................       2,777,706
                                                                                                   -------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares....................................      (2,275,006)
                         Investor Shares........................................................         (43,557)
                                                                                                   -------------
                                                                                                      (2,318,563)
                                                                                                   -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares........................................     348,689,203
                     Investor Shares............................................................       6,805,726
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares................       1,559,740
                                    Investor Shares.............................................          39,096
  Value of capital stock repurchased: Institutional Shares......................................    (120,229,969)
                      Investor Shares...........................................................      (1,350,478)
                                                                                                   -------------
   Net increase in net assets resulting from capital stock transactions.........................     235,513,318
                                                                                                   -------------
   Increase in Net Assets.......................................................................     235,972,461
Net Assets:
  Beginning of period...........................................................................              --
                                                                                                   -------------
  End of year (includes overdistributed net investment income of $318,976 at December 31, 2002).   $ 235,972,461
                                                                                                   -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.............................................................     174,322,306
         Investor Shares........................................................................       3,402,399
  Shares issued on reinvestment of dividends: Institutional Shares..............................         779,205
                           Investor Shares......................................................          19,548
  Shares repurchased: Institutional Shares......................................................     (60,106,770)
             Investor Shares....................................................................        (673,995)
                                                                                                   -------------
   Net increase.................................................................................     117,742,693
  Shares outstanding, beginning of period.......................................................              --
                                                                                                   -------------
  Shares outstanding, end of year...............................................................     117,742,693
                                                                                                   -------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                  Institutional
                                                                     Shares
                                                                -----------------
                                                                 For the period
                                                                  May 1, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................     $   2.00
                                                                    --------
Gain from investment operations
Net investment income..........................................         0.03
                                                                    --------
Dividends
Dividends from net investment income...........................        (0.03)
                                                                    --------
Net asset value at end of year.................................     $   2.00
                                                                    --------
TOTAL RETURN:..................................................         1.63%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................     $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         0.25%***
 Expenses, prior to waiver from The Bank of New York...........         0.38%***
 Net investment income, net of waiver from The Bank of New York         1.97%***
Portfolio turnover rate........................................           40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                 Investor Shares
                                                                -----------------
                                                                 For the period
                                                                  May 2, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $ 2.00
                                                                     ------
Gain from investment operations
Net investment income..........................................        0.02
Net realized and unrealized gain on investments................        0.01
                                                                     ------
 Total from investment operations..............................        0.03
                                                                     ------
Dividends
Dividends from net investment income...........................       (0.03)
                                                                     ------
Net asset value at end of year.................................      $ 2.00
                                                                     ------
TOTAL RETURN:..................................................        1.43%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        0.50%***
 Expenses, prior to waiver from The Bank of New York...........        0.60%***
 Net investment income, net of waiver from The Bank of New York        1.72%***
Portfolio turnover rate........................................          40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of nineteen separate series. The four series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). The Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund consist of three classes of shares: Hamilton Shares, Premier Shares, and Classic Shares. The Enhanced Income Fund consists of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) Organization Costs

  Costs incurred in connection with the organization and initial registration of the Treasury Money Fund is being amortized evenly over the period of benefit not to exceed 60 months from the date upon which the Fund commenced investment operations. Organization costs were fully amortized on March 31, 2002.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                            % of Average
                                          Daily Net Assets
                                          ----------------
                     Money Fund..........       .10%
                     Treasury Money Fund.       .10%
                     New York Tax-Exempt
                      Money Fund.........       .10%
                     Enhanced Income Fund       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Money Fund...............       .10%
                   Treasury Money Fund......       .10%
                   New York Tax-Exempt Money
                    Fund....................       .10%
                   Enhanced Income Fund.....       .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2002 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2002 the Enhanced Income Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                     Exempt Money
                     Fund.........   .25%     .50%    .75%

                     Institutional Investor
                        Shares      Shares
                     ------------- --------
Enhanced Income Fund      .25%       .50%

  In addition, the Administrator has agreed to waive its fees for the Enhanced Income Fund. This waiver is voluntary and may be discontinued at any time.

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2002.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                  Date of
                               Implementation
Name of Fund          Class    of 12b-1 Plan
------------          -----   ----------------
Money Fund.......... Classic  December 4, 1995
Treasury Money Fund. Classic   April 30, 1999
New York Tax-Exempt
 Money Fund......... Classic   April 1, 2002
Enhanced Income Fund Investor   May 2, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the year ended December 31, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    ------------------------
                     Purchases      Sales
                    ------------ -----------
US Gov't Securities $110,850,004 $35,723,329
All Others.........  116,948,537   2,670,713

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                    Capital Loss
                    Carryforward Expiration
                    ------------ ----------
New York Tax-Exempt
 Money Fund........    2,956        2004
                       1,030        2005
                       1,681        2007
                       1,412        2010

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                          *Distributions paid from:
                                      ----------------------------------
                                                  Net long     Total
                                                    term      taxable
                                       Ordinary   capital  distributions
                                        income     gains       paid
                                      ----------- -------- -------------
       Money Fund.................... $98,542,500       --   $98,542,500
       Treasury Money Fund...........  21,567,011       --    21,567,011
       New York Tax-Exempt Money Fund      37,923       --        37,923
       Enhanced Income Fund..........   2,318,563       --     2,318,563

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distribution was paid by the New York Tax-Exempt Money Fund in the amount of $661,905.

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                     Distributions paid from:
                                -----------------------------------
                                             Net long     Total
                                               term      taxable
                                  Ordinary   capital  distributions
                                   income     gains       paid
                                ------------ -------- -------------
            Money Fund......... $249,513,319       --  $249,513,319
            Treasury Money Fund   47,756,450       --    47,756,450

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated
                                     Undistributed Undistributed             capital and    Unrealized         Total
                                       ordinary      long-term   Accumulated    other     appreciation/     accumulated
                                        income     capital gains  earnings     losses     (depreciation) earnings/(deficit)
                                     ------------- ------------- ----------- -----------  -------------- ------------------
Money Fund..........................       $74,487            --      74,487          --              --           $ 74,487
Treasury Money Fund.................        41,331            --      44,518          --              --             41,331
New York Tax-Exempt Money Fund......            --            --          --      (7,079)             --             (7,079)
Enhanced Income Fund................        76,013            --      76,013          --         383,130            459,143

6. Written Option Activity

  At December 31, 2002, the Enhanced Income Fund did not have any outstanding options.

7. Reclassification Of Capital
Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of the Treasury Fund and Enhanced Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Fund Reorganization

  On February 22, 2002, the funds listed below (each an "Acquiring Fund"), acquired the assets and liabilities of the funds listed below (each an "Acquired Fund"), pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Shareholders of the Acquired Funds received shares of the Acquiring Fund equal to the net asset value of their investment. Accordingly, the acquiring fund realized no gain or loss or change in net asset value related to the acquisition. The number and value of shares issued by the Acquiring Fund are included in the Statements of Changes in Net Assets. Pertinent data as of the reorganization date were as follows:

                                                                          Net Assets
                                                                         of Acquiring    Net Assets
                             Net      Net Asset             Unrealized    Fund Prior    of Acquiring
  Acquiring    Acquired     Assets      Value     Shares   Appreciation       to         Fund After
    Fund         Fund      Acquired   Per Share   Issued     Acquired    Acquisition    Acquisition
  ---------    --------   ----------- --------- ---------- ------------ -------------- --------------
BNY           HSBC Cash   $82,735,234   $1.00   82,735,234     $--      $6,762,394,336 $6,845,129,570
Hamilton      Management
Money Fund    Fund
BNY           HSBC        $ 9,863,450   $1.00    9,863,450     $--      $1,648,193,957 $1,662,325,045
Hamilton      Government
Treasury Fund Money
              Market Fund
BNY           HSBC U.S.   $ 4,267,638   $1.00    4,267,638     $--      $1,648,193,957 $1,662,325,045
Hamilton      Treasury
Treasury Fund Money
              Market Fund
BNY           HSBC New    $22,045,224   $1.00   22,045,224     $--      $           -- $   22,045,224
Hamilton      York Tax-
New York      Free Money
Tax-Exempt    Market
Money Fund    Fund

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Enhanced Income Fund (four of the nineteen funds comprising the BNY Hamilton Funds) as of December 31, 2002 and the related statements of operations and changes in net assets for each of the periods indicated therein and financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund and for the period indicated therein for the BNY Hamilton New York Tax-Exempt Fund and the BNY Hamilton Enhanced Income Fund. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the BNY Hamilton Funds for the year ended December 31, 1998 consisting of the BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2002, and the results of their operations and the changes in their net assets for each of the indicated periods and the financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Money Fund and the BNY Hamilton Treasury Money Fund and for the indicated period for the BNY Hamilton New York Tax-Exempt Money Fund and the BNY Hamilton Enhanced Income Fund, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP
New York, New York
February 12, 2003

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, Blue Grass Chemical Specialties Inc.,
                                  1982 to Present; Chairman of the Board, Big
                                  Brothers/Big Sisters of New York City, 1992 to
                                  Present; National Vice-Chairman, Big
                                  Brothers/Big Sisters of America, 1993 to
                                  Present; President, Big Brothers/Big Sisters of
                                  America Foundation, 1994 to Present; Vice
                                  President of the Board, The Sherry Netherland
                                  Hotel, 1991 to Present; Member, Points of
                                  Light Foundation, 1995 to Present; Member,
                                  The National Assembly, 1992 to Present;
                                  Member, Alvin Ailey Dance Theatre
                                  Foundation, Inc., 1989 to Present; Member,
                                  The Institute for Art and Urban Resources, Inc.
                                  1985 to 1994; Member, Mercy College, 1989
                                  to Present; Member, Westchester/Putnam
                                  Regional Board of Directors, The Bank of New
                                  York, 1982 to Present; Member, Westchester
                                  County Association, 1986 to Present.

James E. Quinn... Director        Member, Board of Directors, Tiffany & Co.,
  Age 50                          January 1995 to Present; Vice Chairman, Retail
                                  and Corporate Sales, Tiffany & Co., 1999 to
                                  Present; Executive Vice President of Sales,
                                  Tiffany & Co., March 1992 to 1999.

                                          Principal Occupations
       Director     Position              During Past Five Years
       --------     --------              ----------------------
   Karen Osar...... Director  Senior Vice President and Chief Financial
     Age 53                   Officer, Westvaco Corp., 1999 to Present; Vice
                              President & Treasurer, Tenneco Inc., January
                              1994 to 1999; Managing Director of Corporate
                              Finance Group, J.P. Morgan & Co., Inc.; held
                              various other positions at J.P. Morgan & Co.,
                              Inc. from 1975-1994.

   Kim Kelly....... Director  Executive Vice President and Chief Financial
     Age 46                   Officer, Insight Communication since 1990 to
                              Present; Chief Operating Officer, Insight
                              Communications, January 1998 to Present;
                              Marine Midland Bank from 1982 to 1990.
                              Senior Vice President with primary
                              responsibility for media lending activities,
                              Marine Midland Bank 1988. Held various
                              other positions at Marine Midland Bank from
                              1982 to 1988. Member of the National Cable
                              Televisions Association Subcommittee for
                              Telecommunications Policy and National
                              Cable Television Association Subcommittee for
                              Accounting. Board member of Community
                              Antenna Television Association, Cable in the
                              Classroom and Cable Advertising Bureau.

   John R. Alchin.. Director  Executive Vice President and Treasurer,
     Age 54                   Comcast Corporation, 1990 to Present.
                              Managing Director of Toronto Dominion
                              Bank prior to 1990.

   William J. Tomko Vice      President, BISYS Fund Services, Inc., 1999 to
     Age 44         President Present.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------
Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                  Inc., 1993 to Present.

Richard Baxt........ Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                  Fund Services, Inc., 1997 to Present; General
                                          Manager of Investment and Insurance, First
                                          Fidelity Bank; President, First Fidelity Brokers;
                                          President, Citicorp Investment Services.

Guy Nordahl......... Treasurer and        Vice President, Mutual Funds Administration,
  Age 37             Principal Accounting The Bank of New York, 1999 to Present; Vice
                     Officer              President and Assistant Treasurer for Northstar
                                          Investment Management, 1995 to 1999.

Lisa M. Hurley...... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                                  Fund Services, Inc., 1995--Present; Attorney,
                                          private practice, 1990 to 1995.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 35                                  of BISYS Fund Services, Inc., June 1995 to
                                          Present; Supervisor of Mutual Fund Legal
                                          Department, Alliance Capital Management,
                                          May 1989 to June 1995.

Kim R. Grundfast.... Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31                                  Fund Services, Inc., 2002 to Present; Attorney,
                                          private practice, 2000 to 2002; Senior Judicial
                                          Law Clerk, Massachusetts Superior Court,
                                          1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell


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               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.


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